UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Address of principal executive offices)(Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

November 30, 2017

Loomis Sayles Dividend Income Fund

Loomis Sayles Global Growth Fund

Vaughan Nelson Select Fund

Portfolio Review  page 1

Portfolio of Investments  page 21

Financial Statements  page  32

Notes to Financial Statements  page 49

LOOMIS SAYLES DIVIDEND INCOME FUND

Manager:	Symbols:
Arthur J. Barry, CFA®	Class A LSCAX
Loomis, Sayles & Company, L.P.	Class C LSCCX
Class N LDINX
Class Y LSCYX

Investment Goal

The Fund’s investment goal is high total return through a combination of current income and capital appreciation.

Market Conditions

Low interest rates and stable global central bank policies, combined with a strong recovery in corporate earnings, appear to have led to increased investor confidence not only in the US, but worldwide. Given these factors, we witnessed unusually low volatility during the period and equity markets extended their bull run. The S&P 500® Index has not had a 5% correction since February 2016. The S&P 500® Index is now on track to generate close to 10% earnings growth for 2017, a level not seen since the initial recovery from the global financial crisis.

Performance Results

For the 12 months ended November 30, 2017, Class Y shares of the Loomis Sayles Dividend Income Fund returned 13.03%. The Fund underperformed its primary benchmark, the S&P 500® Index, which returned 22.87% and its secondary benchmark, the Russell 1000® Value Index, which returned 14.83%.

Explanation of Fund Performance

Stock selection in the industrials, information technology, consumer discretionary and healthcare sectors proved to be the most detrimental to overall performance. Our underweight position in technology, with a tilt toward value-oriented names, also greatly detracted from relative performance as the S&P 500® technology sector was up 41% during the period. The Fund has always been underweight in the technology sector, given its low yield and the Fund’s income-oriented nature.

The largest individual detractors were General Electric, Mattel Inc. and Diebold Nixdorf Inc. Over the last year, General Electric has been a story of poor strategy, poor execution and a lack of good governance. The sweeping changes outlined by former CEO Jeff Immelt and his successor were not enough to prevent the company from cutting both its dividend and earnings guidance in half, and evaluating wholesale changes to its business mix.

Shares of toy company Mattel Inc. also faced several challenges throughout the year. Sales were pressured by retailer inventory destocking and weaker-than-expected performance of its entertainment properties. The top-line challenges, coupled with long overdue investments in

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the business, resulted in substantial margin degradation. This led the company to reach uncomfortable leverage ratios and forced it to eliminate the dividend.

Diebold Nixdorf underperformed due to weaker-than-expected revenue bookings in its core ATM business. The company’s primary competitor had the same issues, creating concern in the marketplace about a permanent decline in end markets. This lack of revenue pull-through was poorly timed, as Diebold also reported increased restructuring costs from its recent large acquisition of Wincor Nixdorf. The company now expects to see continued progress on expense management and better revenue dynamics later in 2018 as it continues streamlining post-acquisition.

On the positive side, stock selection during the period was strong in the energy, telecommunications, consumer staples and materials sectors. The largest individual contributors were AbbVie Inc., Microsoft Corporation and Nextera Energy Partners.

Pharmaceutical company AbbVie Inc. was the top-performing stock in the Fund after announcing it will not face biosimilar competition for its immunosuppressive drug Humira until at least 2023. Continued strong earnings, cash flow growth and encouraging data on the company’s emerging oncology and immunology drug pipelines also boosted shares.

Software company Microsoft also performed well due to a solid transition to subscription revenue with its Office 365 customers, as well as success with its Azure Cloud computing platform. A combination of better-than-expected revenue, free cash flow and heightened positive sentiment about its long-term growth prospects also supported shares over the period.

Shares of power generation company Nextera Energy Partners also outperformed over the period as it continues to implement stronger corporate governance measures. In addition, Nextera’s announcement that it is well-positioned to meet management’s long-term financial expectations, without the need to sell common equity until 2020, was well received.

Outlook

Economic growth has improved globally this year, which appears to have boosted investor confidence in the sustainability of improving business fundamentals. With conditions that typically lead to recession absent, it’s possible this low-volatility uptrend could continue. However, shocks of one form or another could lead to a short-term pullback, particularly since we have experienced a relatively long period of lower price volatility. For now, the combination of improving earnings, relatively predictable central bank policies and investor confidence support a longer-term bull market, temporary price corrections notwithstanding.

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LOOMIS SAYLES DIVIDEND INCOME FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4,5

March 30, 2012 (inception) through November 30, 2017

Top Ten Holdings as of November 30, 2017

	Security Name	% of net assets
1	Wells Fargo & Co.	3.47%
2	Cisco Systems, Inc.	3.13
3	Chevron Corp.	3.11
4	JPMorgan Chase & Co.	3.02
5	Pfizer, Inc.	3.00
6	QUALCOMM, Inc.	2.96
7	Royal Dutch Shell PLC, B Shares, Sponsored ADR	2.89
8	MetLife, Inc.	2.81
9	Verizon Communications, Inc.	2.70
10	Microsoft Corp.	2.66

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — November 30, 20174,5

					Expense Ratios[6]
	1 Year	5 Years	Life of Class		Gross	Net

Class Y (Inception 3/30/2012)			Class A/C/Y	Class N
NAV	13.03%	11.76%	11.48%	—%	1.26%	0.85%

Class A (Inception 3/30/2012)
NAV	12.76	11.50	11.21	—	1.51	1.10
With 5.75% Maximum Sales Charge	6.30	10.18	10.06	—

Class C (Inception 3/30/2012)
NAV	11.87	10.66	10.37	—	2.26	1.85
With CDSC[1]	10.87	10.66	10.37	—

Class N (Inception 3/31/2017)
NAV	—	—	—	5.26	1.18	0.80

Comparative Performance
S&P 500® Index[2]	22.87	15.74	14.19	13.60
Russell 1000® Value Index[3]	14.83	14.17	13.12	8.48

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

3

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	The Fund revised its investment strategy on October 15, 2014 and July 18, 2016; performance may have been different had the current investment strategy been in place for all periods shown.

6	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 3/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES GLOBAL GROWTH FUND

Manager:	Symbols:
Aziz V. Hamzaogullari, CFA®	Class A LSAGX
Loomis, Sayles & Company, L.P.	Class C LSCGX
Class N LSNGX
Class Y LSGGX

Investment Goal

The Fund’s investment goal is long-term growth of capital.

Market Conditions

World equity markets staged a strong rally in the 12-month period ended November 30, 2017, with the gains encompassing large- and small-cap stocks in the United States, as well as the developed and emerging markets worldwide. Investors responded favorably to signs of a continued improvement in global economic conditions, highlighted by rising growth in the previously stagnant European region and mounting evidence that China’s economy has begun to accelerate. The US dollar’s decline relative to non-US currencies since the beginning of 2017 was a further tailwind, bolstering performance of US multinational corporations and companies based in emerging markets. In addition, a resurgence in commodity prices provided a boost to export-dependent emerging market nations and stocks in the energy and materials sectors.

The pickup in global growth fed through to corporate results, with companies around the world reporting gains in both revenues and bottom-line profits. Corporate earnings experienced a synchronized, worldwide upturn for the first time since 2006, providing support for somewhat elevated stock market valuations. Growth stocks, particularly those in the technology sector, were key beneficiaries of this trend.

As the period drew to a close, the direction of US Federal Reserve policy remained a focus of investors against a backdrop of improved employment conditions and muted inflation. However, the markets continued to demonstrate confidence that policymakers will shift gears slowly, removing monetary accommodation over a period of years and at a pace commensurate with underlying economic fundamentals.

Performance Results

For the 12 months ended November 30, 2017, Class Y shares of the Loomis Sayles Global Growth Fund returned 30.96%. The Fund outperformed its benchmark, the MSCI All Country World Index (Net), which returned 24.64%.

Explanation of Fund Performance

Alibaba Group, MercadoLibre, Amazon, Novo Nordisk and Facebook were among the largest contributors during the period. Stock selection in the consumer discretionary,

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consumer staples, financials, industrials and healthcare sectors, along with the portfolio weightings in the information technology, energy, industrials and healthcare sectors, contributed positively to relative performance.

Alibaba Group, China’s e-commerce leader, reported fundamentally strong results during the period with revenue growth exceeding consensus expectations. Demonstrating the power of its brands and network ecosytem, Alibaba’s revenue growth accelerated to the fastest rate since the IPO for what is now a much larger company. Benefiting from strong customer engagement and innovation, Alibaba’s gross merchandise volume (GMV) increased at a higher rate than the growth in China’s retail sector. During its June investor day presentation, Alibaba issued revenue growth guidance of 45% to 49% for fiscal year 2018, well above consensus expectations that were closer to 30%. Monthly mobile active users grew 22% year over year to 549 million, a number almost 70% greater than the population of the United States, and per user monetization improved. The long-term structural expansion of internet users and online shopping are drivers of secular growth for Alibaba in China, where a lack of traditional retail infrastructure is expanding consumption rather than simply replacing offline spending. Alibaba continues to execute well on its business model, allowing it to expand its already dominant market position and to invest to strengthen its competitive advantages. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions.

MercadoLibre, which hosts the largest online commerce platform in Latin America, was another major contributor to performance. Despite macroeconomic weakness in the region, MercadoLibre delivered strong and accelerating revenue growth, with its GMV increasing at a higher rate than the growth in regional retail sales. What’s more, the company has posted 14 consecutive quarters of revenue growth above 60% when measured in local currency. MercadoLibre accelerated its investments with a focus on greater product selection, easier payment options, wider credit availability, and lowering the cost and time for shipping. In doing so, the company continues to strengthen its powerful ecosystem and enhance customer satisfaction, by increasing the ease and convenience of transacting online. Total registered users rose to 201 million, up 21% year over year, and the company’s listings grew by 51% to over 100 million. E-commerce still accounts for less than 5% of Latin American retail sales, and we believe the structural penetration of e-commerce as a percentage of total retail sales in Latin America creates a long-term growth opportunity for MercadoLibre, powered by the expansion of internet access and greater ease and convenience of transacting online. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions.

Online retailer Amazon reported healthy fundamentals and strong growth in revenue. With GMV growing, we estimate, well above our expectation of growth in the teens for US e-commerce and low single-digit growth in global retail sales, the company continued to take market share. Amazon Web Services (AWS) also posted impressive revenue growth, exceeding an $18 billion annual run rate, that was many multiples higher than our estimate of single-digit growth in overall enterprise IT spending. Amazon continued rapid

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LOOMIS SAYLES GLOBAL GROWTH FUND

investment in key areas that capitalize on its strength, focusing on businesses with high, durable growth prospects and strong financial returns. Investments year to date included global fulfillment capability, AWS geographic coverage, the acquisition of organic grocer WholeFoods, Prime Video, and investments in Japan, India, China and Mexico. With an increasing shift to higher-margin product categories such as third-party sales, AWS, and advertising, gross margins expanded during the period. The company also generated strong levels of operating and free cash flow. We believe Amazon is one of the best-positioned companies in e-commerce and enterprise IT — each addressing large, underpenetrated markets — where secular growth is still in its early stages. We believe the current share price shows a lack of appreciation for Amazon’s significant long-term growth opportunities and the sustainability of its business model, and that all three contributors sell at a meaningful discount to our estimate of intrinsic value and offer compelling reward-to-risk opportunities.

Schlumberger, Shire, Under Armour, Qualcomm and Core Laboratories were among the largest detractors during the period. Stock selection in the energy and information technology sectors, along with the portfolio weighting in the consumer staples and financials sectors, detracted from relative performance.

Schlumberger, the world’s leading oil field services company, reported global sales that were lower compared with the year-ago period. In markets outside of North America, which accounted for approximately 70% of revenue at period-end, the company continued to experience low demand given the lower oil price environment. However, Schlumberger reported improved results in North America, with strong growth in regional rig-count as well as in hydraulic fracturing revenue. While the company’s margins were lower compared to the year-ago period, Schlumberger has maintained exemplary margins and cash flow for this point in the cycle, and continued to invest to strengthen its ability to offer integrated solutions to clients. We believe this highlights the company’s high-quality characteristics, its strong execution, and its proactive management of costs and resources.

We initiated a new position in Under Armour during the period. Through its focus on innovation and performance-centric sports apparel, footwear, and accessories, Under Armour has grown to be the third leading global brand in sportswear, after Nike and Adidas. We believe a key competitive advantage for Under Armour is its brand. Strong in North America with growing international recognition, Under Armour is a brand for which consumers are willing to pay a premium. The company also has the scale to compete globally through marketing, buying power and industry influence. Led by its founder Kevin Plank, we believe the company can grow well in excess of the mid-single-digit growth in the underlying $300 billion global sportswear market, driven largely by international expansion opportunities and growth in its footwear business, over our investment time horizon. We also expect operating profits will grow faster than revenues, driving long-term operating profit growth, and estimate that free cash flow growth will improve as currently elevated capital investments normalize over time. We believe the market price embeds expectations that the industry downturn that began in 2015 will persist and thereby is embedding growth and profitability assumptions for the business that are substantially below our estimates for the company’s long-term growth estimates.

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Shire is a specialty pharmaceutical company strategically expanding its expertise and scale to focus on high-quality and differentiated biotech therapies for rare and orphan diseases. The company reported strong, broad-based growth and fundamental results over the past year, including earnings growth that exceeded consensus expectations due primarily to better-than-expected integration of its 2016 merger with Baxalta. Nevertheless, market concerns over near-term competitive challenges stemming from Roche’s impending entrance in the hemophilia market, the loss of patent exclusivity for gastrointestinal (GI) therapy Lialda, and operational issues with its sole manufacturer for Cinryze, Shire’s therapy for hereditary angioedema, pressured the company’s share price. Shire has both mature and high-growth products, generates growing free cash flow, and possesses a robust development pipeline of both internally-developed and opportunistically-acquired therapies. Following its merger with Baxalta, Shire’s rare and orphan disease offerings account for approximately 65% of total revenues. We believe Shire has the ability to leverage its strengths and generate meaningful top-line and free cash flow growth over our investment time horizon. We believe Shire’s market price embeds a lack of appreciation for the company’s significant long-term growth opportunities and the sustainability of its high-quality and difficult-to-replicate business model. We believe the shares of Shire, Schlumberger and Under Armour are selling below our estimate of intrinsic value and offer compelling reward-to-risk opportunities.

Outlook

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower turnover portfolio where sector positioning is the result of stock selection. Versus the MSCI All Country World Index as of November 30, 2017, we are overweight in the information technology, consumer staples, consumer discretionary and healthcare sectors and underweight in the financials, energy and industrials sectors. We hold no positions in the utilities, real estate, materials and telecommunication services sectors.

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LOOMIS SAYLES GLOBAL GROWTH FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

March 31, 2016 (inception) through November 30, 2017

Top Ten Holdings as of November 30, 2017

	Security Name	% of net assets
1	Alibaba Group Holding Ltd., Sponsored ADR	6.17%
2	Amazon.com, Inc.	4.79
3	Baidu, Inc., Sponsored ADR	4.42
4	Oracle Corp.	4.29
5	Deere & Co.	4.19
6	Novo Nordisk AS, Class B	4.11
7	Facebook, Inc., Class A	4.06
8	Visa, Inc., Class A	3.91
9	Yum China Holdings, Inc.	3.86
10	MercadoLibre, Inc.	3.75

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — November 30, 20173

				Expense Ratios[4]
	1 Year	Life of Class		Gross	Net

Class Y (Inception 3/31/2016)		Class A/C/Y	Class N
NAV	30.96%	21.38%	—%	2.55%	1.05%

Class A (Inception 3/31/2016)
NAV	30.63	21.06	—	2.74	1.30
With 5.75% Maximum Sales Charge	23.14	16.84	—

Class C (Inception 3/31/2016)
NAV	29.67	20.11	—	3.18	2.05
With CDSC[1]	28.67	20.11	—

Class N (Inception 3/31/2017)
NAV	—	—	19.80	2.51	1.00

Comparative Performance
MSCI ACWI (Net)[2]	24.64	17.73	14.12

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 3/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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VAUGHAN NELSON SELECT FUND

Managers:	Symbols:
Dennis G. Alff, CFA®	Class A VNSAX
Chad D. Fargason, PhD	Class C VNSCX
Chris D. Wallis, CFA®	Class N VNSNX
Scott J. Weber, CFA®	Class Y VNSYX
Vaughan Nelson Investment Management, L.P.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

US equity markets rallied materially in reaction to Donald Trump winning the presidency as investors embraced Trump’s platform of corporate tax reform, broad regulatory relief, and infrastructure spending. During the year, the Federal Reserve continued raising interest rates. Although interest rates should increase at a measured pace, the risks are heightened compared to prior rate hike cycles in light of current valuations and the leverage that remains in both private and public sectors.

In order to support current valuations and to expect further market gains, the credit environment must remain benign while companies increase capital expenditures in order to boost productivity and drive sustained earnings growth. We continue to position the portfolio for a very modest growth environment with a balanced view of capital preservation and capital growth. The market is still pricing in some tax relief, but more importantly the asymmetry is skewed to the downside should credit spreads widen or liquidity leave the market.

Performance Results

For the 12 months ended November 30, 2017, Class Y shares of Vaughan Nelson Select Fund returned 23.13% at net asset value. The fund outperformed its benchmark, the S&P 500® Index, which returned 22.87%.

Explanation of Fund Performance

The Fund performed well during the year and outperformed the benchmark due to good stock selection. Information technology contributed the most to absolute and relative performance. Stock selection was the primary driver of relative performance with Broadcom and Broadridge Financial Solutions contributing the most to results. Broadcom continued to benefit from strong demand for its semiconductor solutions as the transition to LTE is driving content wins for the company. Broadcom also acquired Brocade during the year, which will strengthen its position in enterprise storage and networking. Broadridge benefited from increased demand for its solutions as digital delivery of investor communications and increased regulatory demands create new business opportunities.

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Financials also contributed to relative performance due to good stock selection. Mastercard and Moody’s added the most to returns. Mastercard continues to benefit from the ongoing secular shift to card-based and electronic payments. Moody’s benefited from a strong debt issuance environment during the year.

Healthcare was one of the best performing sectors during the year and the Fund benefited from its overweight to the sector and from good stock selection. UnitedHealth and Thermo Fisher were the strongest performers. UnitedHealth continues to benefit from a stable cost trend environment and strong organic growth rates. The company is taking share and investing heavily in technology to separate itself from the competition. Thermo Fisher reported strong organic growth numbers across all end markets including life sciences, specialty diagnostics, and lab products.

The industrials sector also generated strong returns, with Delphi Automotive contributing the most to results. Delphi was purchased in 2016 after the stock sold off due to peak auto cycle concerns. The stock has performed well as secular growth in active safety, infotainment, and connected services has driven gains.

Stock and sector selection drove the positive performance in the consumer staples sector. Consumer staples was one of the worst performing sectors in the S&P 500® over the trailing 12 months so the Fund’s underweight to the group added to relative returns. Further, stock selection was strong with Estee Lauder returning nearly 50%. The company is benefiting from a shift from lower margin retail channels such as malls to higher margin boutiques, as well as from strong international growth and developing new brands.

Stock selection was the primary driver of relative performance in the materials sector. Sherwin-Williams closed the Valspar acquisition during the year and the combination will lead to significant cost and revenue synergies. Further, the company benefited from strong single family construction trends and was able to pass through price increases during the year.

The primary detractor from relative performance during the year was stock selection in the consumer discretionary sector. Within the sector, Michaels Companies hurt performance the most as the highly promotional retail environment weighed on shares.

Other detractors for the year include Newell Brands, Halliburton, and Envision Healthcare. Newell Brands had a challenging year as top line growth was softer than expected due to a challenging retail environment, which led to inventory builds as some customers were forced to close doors as a result of the ongoing shift from bricks-and-mortar to online sales. Halliburton, an oil services and equipment company, performed poorly during the year as demand for its services were constrained by slow rig count growth and a tough pricing environment. Envision Healthcare, an ambulatory surgery center provider, struggled with weak volume growth and the shares were sold. In addition, options detracted approximately 0.63% from overall return for the year.

Outlook

Capital markets remain well supported by improving economic data, low interest rates, liquidity injections by foreign central banks, and the hope of corporate tax reform.

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VAUGHAN NELSON SELECT FUND

However, we must acknowledge that margins and valuations for equities are at or near all-time highs and the business and credit cycles are quite mature. Should future earnings be dampened by slower economic growth or accelerating input costs, we would expect volatility to increase and equity markets to experience a correction.

The Federal Reserve anticipated one additional rate hike in 2017, and began shrinking its balance sheet, “quantitative tightening,” in October of 2017. Economic growth should continue at a modest pace and support the current market environment provided the Fed continues to raise rates in a manner that does not tighten liquidity conditions or dampen economic activity in key sectors such as autos or residential and non-residential construction. However, we do not expect the transition from monetary stimulus to fiscal stimulus to be flawless, and would anticipate market volatility to increase from today’s exceptionally low levels.

As the nature of the market continues to change there are still individual stocks that will perform well over the medium term. Our outlook remains balanced, stock-specific, and not reflective of opportunities in specific industries, regions of the world, or broader market indices.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

June 29, 2012 (inception) through November 30, 2017

See notes to chart on page 15.

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Top Ten Holdings as of November 30, 2017

	Security Name	% of net assets
1	UnitedHealth Group, Inc.	6.06%
2	Delphi Automotive PLC	5.22
3	Microsoft Corp.	5.10
4	Twenty-First Century Fox, Inc., Class B	5.08
5	Home Depot, Inc. (The)	5.04
6	Sherwin-Williams Co. (The)	5.01
7	General Dynamics Corp.	4.21
8	Berkshire Hathaway, Inc., Class B	4.11
9	Estee Lauder Cos., Inc. (The), Class A	3.89
10	Snap-on, Inc.	3.83

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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VAUGHAN NELSON SELECT FUND

Average Annual Total Returns — November 30, 20173

					Expense Ratios[4]
	1 Year	5 Years	Life of Class		Gross	Net

Class Y (Inception 6/29/2012)			Class A/C/Y	Class N
NAV	23.13%	16.81%	16.47%	—%	1.12%	1.00%

Class A (Inception 6/29/2012)
NAV	22.86	16.50	16.16	—	1.37	1.25
With 5.75% Maximum Sales Charge	15.78	15.13	14.90	—

Class C (Inception 6/29/2012)
NAV	21.96	15.65	15.32	—	2.12	2.00
With CDSC[1]	20.96	15.65	15.32	—

Class N (Inception 3/31/2017)
NAV	—		—	15.05	1.06	0.95

Comparative Performance
S&P 500® Index[2]	22.87	15.74	15.49	13.60

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 3/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  16

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from June 1, 2017 through November 30, 2017. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

17  |

LOOMIS SAYLES DIVIDEND INCOME FUND	BEGINNING ACCOUNT VALUE 6/1/2017	ENDING ACCOUNT VALUE 11/30/2017	EXPENSES PAID DURING PERIOD* 6/1/2017 – 11/30/2017
Class A
Actual	$1,000.00	$1,052.80	$5.66
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57
Class C
Actual	$1,000.00	$1,049.20	$9.50
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$9.35
Class N
Actual	$1,000.00	$1,054.40	$4.12
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05
Class Y
Actual	$1,000.00	$1,055.10	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.10%, 1.85%, 0.80% and 0.85% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  18

LOOMIS SAYLES GLOBAL GROWTH FUND	BEGINNING ACCOUNT VALUE 6/1/2017	ENDING ACCOUNT VALUE 11/30/2017	EXPENSES PAID DURING PERIOD* 6/1/2017 – 11/30/2017
Class A
Actual	$1,000.00	$1,104.40	$6.81
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.53
Class C
Actual	$1,000.00	$1,100.10	$10.74
Hypothetical (5% return before expenses)	$1,000.00	$1,014.84	$10.30
Class N
Actual	$1,000.00	$1,105.70	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.06
Class Y
Actual	$1,000.00	$1,104.90	$5.49
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.27

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.29%, 2.04%, 1.00% and 1.04% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

19  |

VAUGHAN NELSON SELECT FUND	BEGINNING ACCOUNT VALUE 6/1/2017	ENDING ACCOUNT VALUE 11/30/2017	EXPENSES PAID DURING PERIOD* 6/1/2017 – 11/30/2017
Class A
Actual	$1,000.00	$1,109.90	$6.66
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.38
Class C
Actual	$1,000.00	$1,106.00	$10.61
Hypothetical (5% return before expenses)	$1,000.00	$1,014.99	$10.15
Class N
Actual	$1,000.00	$1,112.90	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15
Class Y
Actual	$1,000.00	$1,111.70	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.11

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.26%, 2.01%, 0.82% and 1.01% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  20

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Dividend Income Fund

Shares	Description	Value (†)
Common Stocks — 96.1% of Net Assets
	Aerospace & Defense — 2.1%
7,731	United Technologies Corp.	$938,930

	Automobiles — 2.4%
12,732	General Motors Co.	548,622
10,719	Harley-Davidson, Inc.	538,094

		1,086,716

	Banks — 9.1%
23,968	BB&T Corp.	1,184,499
13,151	JPMorgan Chase & Co.(a)	1,374,542
28,034	Wells Fargo & Co.(b)	1,583,080

		4,142,121

	Beverages — 1.6%
6,311	PepsiCo, Inc.	735,358

	Biotechnology — 1.6%
7,611	AbbVie, Inc.	737,658

	Building Products — 2.0%
23,714	Johnson Controls International PLC	892,595

	Chemicals — 2.6%
16,482	DowDuPont, Inc.	1,186,045

	Communications Equipment — 3.1%
38,270	Cisco Systems, Inc.	1,427,471

	Containers & Packaging — 1.8%
14,220	International Paper Co.	804,994

	Diversified Telecommunication Services — 2.7%
24,150	Verizon Communications, Inc.(a)	1,228,993

	Electric Utilities — 5.0%
25,189	Exelon Corp.	1,050,633
8,957	PG&E Corp.(b)	485,828
20,654	PPL Corp.	757,382

		2,293,843

	Electrical Equipment — 2.0%
11,524	Eaton Corp. PLC(a)	896,337

	Food Products — 1.2%
4,871	Hershey Co. (The)	540,340

	Health Care Equipment & Supplies — 2.1%
11,859	Medtronic PLC	973,980

	Independent Power & Renewable Electricity Producers — 2.6%
29,903	NextEra Energy Partners LP	1,167,114

	Industrial Conglomerates — 1.6%
40,741	General Electric Co.(a)(b)	745,153

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Dividend Income Fund – (continued)

Shares	Description	Value (†)
	Insurance — 4.0%
13,443	FNF Group	$543,904
23,887	MetLife, Inc.	1,282,254

		1,826,158

	Media — 1.9%
12,310	Omnicom Group, Inc.	879,426

	Oil, Gas & Consumable Fuels — 8.5%
11,916	Chevron Corp.(a)(b)	1,417,885
18,490	Energy Transfer Partners LP	307,119
22,831	MPLX LP	818,719
19,988	Royal Dutch Shell PLC, B Shares, Sponsored ADR	1,318,009

		3,861,732

	Pharmaceuticals — 9.3%
10,786	Bristol-Myers Squibb Co.	681,567
30,003	GlaxoSmithKline PLC, Sponsored ADR	1,051,905
20,951	Merck & Co., Inc.	1,157,962
37,746	Pfizer, Inc.(a)(b)	1,368,670

		4,260,104

	Professional Services — 1.5%
18,671	Nielsen Holdings PLC	685,599

	REITs – Diversified — 3.9%
38,231	Outfront Media, Inc.	896,899
17,379	Uniti Group, Inc.	279,802
17,063	Weyerhaeuser Co.	603,689

		1,780,390

	REITs – Hotels — 4.2%
32,536	Park Hotels & Resorts, Inc.	950,051
14,126	Ryman Hospitality Properties, Inc.	981,475

		1,931,526

	Semiconductors & Semiconductor Equipment — 3.0%
20,316	QUALCOMM, Inc.	1,347,763

	Software — 3.9%
14,377	Microsoft Corp.	1,210,112
11,562	Oracle Corp.	567,232

		1,777,344

	Technology Hardware, Storage & Peripherals — 3.0%
4,495	Apple, Inc.	772,466
31,895	Diebold Nixdorf, Inc.	612,384

		1,384,850

	Tobacco — 5.7%
12,478	Altria Group, Inc.	846,383
8,495	British American Tobacco PLC, Sponsored ADR	540,537
11,578	Philip Morris International, Inc.(a)	1,189,639

		2,576,559

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Dividend Income Fund – (continued)

Shares	Description	Value (†)
	Transportation Infrastructure — 1.7%
11,461	Macquarie Infrastructure Corp.	$765,366

	Wireless Telecommunication Services — 2.0%
30,021	Vodafone Group PLC, Sponsored ADR	924,046

	Total Common Stocks (Identified Cost $39,264,336)	43,798,511

Preferred Stocks — 2.5%
	Integrated Energy — 1.1%
8,945	Hess Corp., 8.000%	505,840

	Pharmaceuticals — 1.4%
1,042	Allergan PLC, Series A, 5.500%	648,447

	Total Preferred Stocks (Identified Cost $1,438,543)	1,154,287

Principal Amount
Short-Term Investments — 1.0%
$444,374	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2017 at 0.340% to be repurchased at $444,379 on 12/01/2017 collateralized by $460,000 U.S. Treasury Note, 2.000% due 4/30/2024 valued at $454,295 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $444,374)	444,374

	Total Investments — 99.6% (Identified Cost $41,147,253)	45,397,172
	Other assets less liabilities — 0.4%	164,728

	Net Assets — 100.0%	$45,561,900

Written Options — (0.0%)

Description	Expiration Date	Exercise Price	Shares	Notional Amount	Premiums (Received)	Value (†)
Options on Securities — (0.0%)
Nielsen Holdings PLC, Put	01/19/2018	35	(3,000)	$110,160	$(2,511)	$(2,025)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been pledged as collateral for open option contracts.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open option contracts.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Dividend Income Fund – (continued)

Industry Summary at November 30, 2017

Pharmaceuticals	10.7%
Banks	9.1
Oil, Gas & Consumable Fuels	8.5
Tobacco	5.7
Electric Utilities	5.0
REITs - Hotels	4.2
Insurance	4.0
REITs - Diversified	3.9
Software	3.9
Communications Equipment	3.1
Technology Hardware, Storage & Peripherals	3.0
Semiconductors & Semiconductor Equipment	3.0
Diversified Telecommunication Services	2.7
Chemicals	2.6
Independent Power & Renewable Electricity Producers	2.6
Automobiles	2.4
Health Care Equipment & Supplies	2.1
Aerospace & Defense	2.1
Wireless Telecommunication Services	2.0
Electrical Equipment	2.0
Building Products	2.0
Other Investments, less than 2% each	14.0
Short-Term Investments	1.0

Total Investments	99.6
Other assets less liabilities (including open written options)	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Global Growth Fund

Shares	Description	Value (†)
Common Stocks — 98.9% of Net Assets
	Argentina — 3.8%
2,417	MercadoLibre, Inc.	$665,013

	Brazil — 4.1%
70,566	Ambev S.A., ADR	436,804
42,276	Companhia Brasileira de Meios de Pagamento	295,556

		732,360

	China — 10.6%
6,177	Alibaba Group Holding Ltd., Sponsored ADR(a)	1,093,823
3,288	Baidu, Inc., Sponsored ADR(a)	784,451

		1,878,274

	Denmark — 4.1%
14,097	Novo Nordisk AS, Class B	728,659

	France — 5.7%
7,281	Danone	614,872
3,094	Sodexo S.A.	403,651

		1,018,523

	Italy — 1.0%
50,700	Prada SpA	173,447

	Sweden — 1.3%
27,182	Elekta AB, Class B	227,152

	Switzerland — 6.9%
4,075	Nestle S.A., (Registered)	348,615
4,921	Novartis AG, (Registered)	422,205
1,823	Roche Holding AG	460,699

		1,231,519

	United Kingdom — 5.7%
8,350	Diageo PLC	288,690
19,915	Experian PLC	414,376
5,403	Unilever NV	311,585

		1,014,651

	United States — 55.7%
638	Alphabet, Inc., Class A(a)	661,077
722	Amazon.com, Inc.(a)	849,614
4,267	American Express Co.	416,929
8,464	Coca-Cola Co. (The)	387,397
4,598	Colgate-Palmolive Co.	333,125
1,016	Core Laboratories NV	102,362
4,952	Deere & Co.	742,107
4,330	Expeditors International of Washington, Inc.	280,497
4,062	Facebook, Inc., Class A(a)	719,705
5,688	Microsoft Corp.	478,759
15,502	Oracle Corp.	760,528
4,836	Procter & Gamble Co. (The)	435,192
7,470	QUALCOMM, Inc.	495,560

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Global Growth Fund – (continued)

Shares	Description	Value (†)
	United States — continued
7,786	Schlumberger Ltd.	$489,350
5,619	SEI Investments Co.	395,353
6,105	Shire PLC	302,657
21,769	Under Armour, Inc., Class A(a)	289,310
6,160	Visa, Inc., Class A	693,554
16,744	Yum China Holdings, Inc.	683,658
4,239	Yum! Brands, Inc.	353,829

		9,870,563

	Total Common Stocks (Identified Cost $14,254,807)	17,540,161

Principal Amount
Short-Term Investments — 1.2%
$207,188	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2017 at 0.340% to be repurchased at $207,190 on 12/01/2017 collateralized by $215,000 U.S. Treasury Note, 2.000% due 4/30/2024 valued at $212,334 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $207,188)	207,188

	Total Investments — 100.1% (Identified Cost $14,461,995)	17,747,349
	Other assets less liabilities — (0.1)%	(18,631)

	Net Assets — 100.0%	$17,728,718

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Global Growth Fund – (continued)

Industry Summary at November 30, 2017

Internet Software & Services	22.2%
Pharmaceuticals	9.1
Hotels, Restaurants & Leisure	8.2
Software	7.0
Beverages	6.2
IT Services	5.6
Food Products	5.3
Internet & Direct Marketing Retail	4.8
Household Products	4.3
Machinery	4.2
Energy Equipment & Services	3.4
Semiconductors & Semiconductor Equipment	2.8
Textiles, Apparel & Luxury Goods	2.6
Consumer Finance	2.3
Professional Services	2.3
Capital Markets	2.2
Other Investments, less than 2% each	6.4
Short-Term Investments	1.2

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

Currency Exposure Summary at November 30, 2017

United States Dollar	72.0%
Euro	7.5
Swiss Franc	6.9
British Pound	5.6
Danish Krone	4.1
Other, less than 2% each	4.0

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of November 30, 2017

Vaughan Nelson Select Fund

Shares	Description	Value (†)
Common Stocks — 94.8% of Net Assets
	Aerospace & Defense — 4.2%
31,200	General Dynamics Corp.	$6,463,392

	Auto Components — 5.2%
76,500	Delphi Automotive PLC	8,007,255

	Banks — 2.0%
40,900	Citigroup, Inc.	3,087,950

	Biotechnology — 3.3%
224,625	Grifols S.A., ADR	5,110,219

	Capital Markets — 2.2%
22,375	Moody’s Corp.	3,396,973

	Chemicals — 5.0%
19,260	Sherwin-Williams Co. (The)	7,692,829

	Diversified Financial Services — 4.1%
32,700	Berkshire Hathaway, Inc., Class B(a)	6,311,427

	Diversified Telecommunication Services — 2.9%
119,825	AT&T, Inc.	4,359,233

	Electronic Equipment, Instruments & Components — 1.5%
9,775	IPG Photonics Corp.(a)	2,238,280

	Energy Equipment & Services — 3.3%
120,450	Halliburton Co.	5,032,401

	Health Care Equipment & Supplies — 1.9%
35,550	Medtronic PLC	2,919,722

	Health Care Providers & Services — 6.1%
40,750	UnitedHealth Group, Inc.	9,297,927

	Household Durables — 2.6%
129,275	Newell Brands, Inc.	4,003,647

	Insurance — 2.1%
49,375	Arthur J. Gallagher & Co.	3,250,356

	Internet Software & Services — 2.3%
19,525	Alibaba Group Holding Ltd., Sponsored ADR(a)	3,457,487

	IT Services — 5.1%
35,525	Broadridge Financial Solutions, Inc.	3,206,487
30,375	MasterCard, Inc., Class A	4,570,526

		7,777,013

	Life Sciences Tools & Services — 2.4%
18,775	Thermo Fisher Scientific, Inc.	3,619,069

	Machinery — 3.8%
34,725	Snap-on, Inc.	5,883,457

	Media — 8.8%
62,625	Time Warner, Inc.	5,730,814
250,250	Twenty-First Century Fox, Inc., Class B	7,795,287

		13,526,101

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of November 30, 2017

Vaughan Nelson Select Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 5.2%
105,375	Enterprise Products Partners LP	$2,595,386
678,075	Kosmos Energy Ltd.(a)	5,411,039

		8,006,425

	Personal Products — 3.9%
47,875	Estee Lauder Cos., Inc. (The), Class A	5,976,236

	Semiconductors & Semiconductor Equipment — 4.3%
11,525	Broadcom Ltd.(b)	3,203,259
34,725	Texas Instruments, Inc.(b)	3,378,395

		6,581,654

	Software — 5.1%
93,050	Microsoft Corp.	7,832,018

	Specialty Retail — 5.0%
42,975	Home Depot, Inc. (The)	7,727,764

	Technology Hardware, Storage & Peripherals — 2.5%
22,525	Apple, Inc.	3,870,921

	Total Common Stocks (Identified Cost $117,310,205)	145,429,756

Closed-End Investment Companies — 3.9%
31,875	Altaba, Inc.(a)	2,233,163
228,725	Ares Capital Corp.	3,709,919

	Total Closed-End Investment Companies (Identified Cost $5,592,184)	5,943,082

	Total Purchased Options — 1.4% (Identified Cost $2,940,612) (see detail below)	2,199,000

Principal Amount
Short-Term Investments — 1.0%
$1,560,115	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2017 at 0.340% to be repurchased at $1,560,130 on 12/01/2017 collateralized by $1,615,000 U.S. Treasury Note, 2.000% due 4/30/2024 valued at $1,594,971 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,560,115)	1,560,115

	Total Investments — 101.1% (Identified Cost $127,403,116)	155,131,953
	Other assets less liabilities — (1.1)%	(1,688,309)

	Net Assets — 100.0%	$153,443,644

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of November 30, 2017

Vaughan Nelson Select Fund – (continued)

Purchased Options — 1.4%
Description	Expiration Date	Exercise Price	Contracts (††)	Notional Amount	Cost	Value (†)
Index Options — 1.4%
S&P 500® Index, Put(a)	09/21/2018	2,475	300	$79,427,400	$2,940,612	$2,199,000

Written Options — (1.1%)
Description	Expiration Date	Exercise Price	Contracts/ Shares (††)	Notional Amount	Premiums (Received)	Value (†)
Index Options — (1.1%)
S&P 500® Index, Put	09/21/2018	2,375	(300)	$(79,427,400)	$(2,249,387)	$(1,669,500)

Options on Securities — (0.0%)
Broadcom Ltd., Call	01/19/2018	300	(8,800)	(2,445,872)	(25,428)	(45,760)
Texas Instruments, Inc., Call	01/19/2018	100	(17,800)	(1,731,762)	(10,138)	(27,501)

Total					$(2,284,953)	$(1,742,761)

(†)	See Note 2 of Notes to Financial Statements.
(††)	Index options are expressed in contracts. Options on securities are expressed in shares.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been pledged as collateral for open option contracts.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of November 30, 2017

Vaughan Nelson Select Fund – (continued)

Industry Summary at November 30, 2017

Media	8.8%
Health Care Providers & Services	6.1
Auto Components	5.2
Oil, Gas & Consumable Fuels	5.2
Software	5.1
IT Services	5.1
Specialty Retail	5.0
Chemicals	5.0
Semiconductors & Semiconductor Equipment	4.3
Aerospace & Defense	4.2
Diversified Financial Services	4.1
Personal Products	3.9
Closed-End Investment Companies	3.9
Machinery	3.8
Biotechnology	3.3
Energy Equipment & Services	3.3
Diversified Telecommunication Services	2.9
Household Durables	2.6
Technology Hardware, Storage & Peripherals	2.5
Life Sciences Tools & Services	2.4
Internet Software & Services	2.3
Capital Markets	2.2
Insurance	2.1
Banks	2.0
Other Investments, less than 2% each	4.8
Short-Term Investments	1.0

Total Investments	101.1
Other assets less liabilities (including open written options)	(1.1)

Net Assets	100.0%

See accompanying notes to financial statements.

31  |

Statements of Assets and Liabilities

November 30, 2017

	Loomis Sayles Dividend Income Fund	Loomis Sayles Global Growth Fund	Vaughan Nelson Select Fund
ASSETS
Investments at cost	$41,147,253	$14,461,995	$127,403,116
Net unrealized appreciation	4,249,919	3,285,354	27,728,837

Investments at value	45,397,172	17,747,349	155,131,953
Cash	2,511	—	—
Receivable for Fund shares sold	3,939	11,332	86,860
Receivable from investment adviser (Note 6)	—	3,970	—
Receivable for securities sold	271,691	—	—
Dividends and interest receivable	186,570	17,696	228,436
Tax reclaims receivable	159	14,490	9,058
Prepaid expenses (Note 8)	37	15	75

TOTAL ASSETS	45,862,079	17,794,852	155,456,382

LIABILITIES
Options written, at value (premiums received $2,511, $0 and $2,284,953, respectively) (Note 2)	2,025	—	1,742,761
Payable for securities purchased	181,644	—	—
Payable for Fund shares redeemed	—	—	70,165
Management fees payable (Note 6)	5,986	—	95,358
Deferred Trustees’ fees (Note 6)	50,945	11,302	49,560
Administrative fees payable (Note 6)	1,646	636	5,456
Payable to distributor (Note 6d)	272	9	386
Other accounts payable and accrued expenses	57,661	54,187	49,052

TOTAL LIABILITIES	300,179	66,134	2,012,738

NET ASSETS	$45,561,900	$17,728,718	$153,443,644

NET ASSETS CONSIST OF:
Paid-in capital	$39,657,831	$13,908,861	$111,512,050
Undistributed net investment income	111,177	46,568	569,142
Accumulated net realized gain on investments, options written and foreign currency transactions	1,542,487	487,397	13,091,423
Net unrealized appreciation on investments, options written and foreign currency translations	4,250,405	3,285,892	28,271,029

NET ASSETS	$45,561,900	$17,728,718	$153,443,644

See accompanying notes to financial statements.

|  32

Statements of Assets and Liabilities (continued)

November 30, 2017

	Loomis Sayles Dividend Income Fund		Loomis Sayles Global Growth Fund		Vaughan Nelson Select Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$16,517,501		$1,540,564		$22,268,051

Shares of beneficial interest	1,403,410		114,594		1,197,586

Net asset value and redemption price per share	$11.77		$13.44		$18.59

Offering price per share (100/94.25 of net asset value) (Note 1)	$12.49		$14.26		$19.72

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$8,525,216		$133,636		$7,428,812

Shares of beneficial interest	728,599		10,046		416,502

Net asset value and offering price per share	$11.70		$13.30		$17.84

Class N shares:
Net assets	$1,054		$1,199		$1,152

Shares of beneficial interest	89		89		61

Net asset value, offering and redemption price per share	$11.78	*	$13.49	*	$18.73	*

Class Y shares:
Net assets	$20,518,129		$16,053,319		$123,745,629

Shares of beneficial interest	1,741,972		1,190,526		6,613,711

Net asset value, offering and redemption price per share	$11.78		$13.48		$18.71

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

33  |

Statements of Operations

For the Year Ended November 30, 2017

	Loomis Sayles Dividend Income Fund	Loomis Sayles Global Growth Fund	Vaughan Nelson Select Fund
INVESTMENT INCOME
Dividends	$1,781,341	$203,735	$2,328,275
Non-cash dividends (Note 2b)	—	11,422	—
Interest	15,903	545	7,420
Less net foreign taxes withheld	(4,123)	(13,325)	(4,961)

	1,793,121	202,377	2,330,734

Expenses
Management fees (Note 6)	274,067	112,890	1,188,698
Service and distribution fees (Note 6)	128,295	2,668	126,332
Administrative fees (Note 6)	20,363	6,286	62,334
Trustees’ fees and expenses (Note 6)	22,861	16,453	24,925
Transfer agent fees and expenses (Notes 6 and 7)	44,117	6,847	66,364
Audit and tax services fees	50,918	42,246	40,801
Custodian fees and expenses	7,727	49,137	7,395
Legal fees	1,042	283	3,132
Registration fees	83,630	76,834	87,339
Shareholder reporting expenses	16,350	3,198	12,693
Miscellaneous expenses (Note 8)	11,479	11,748	13,213

Total expenses	660,849	328,590	1,633,226
Less waiver and/or expense reimbursement (Note 6)	(144,052)	(178,691)	(68,857)

Net expenses	516,797	149,899	1,564,369

Net investment income	1,276,324	52,478	766,365

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	1,623,545	500,846	14,640,662
Options written	34,066	—	146,359
Foreign currency transactions (Note 2c)	—	732	—
Net change in unrealized appreciation (depreciation) on:
Investments	2,196,626	3,129,987	13,105,503
Options written	486	—	542,192
Foreign currency translations (Note 2c)	—	818	—

Net realized and unrealized gain on investments, options written and foreign currency transactions	3,854,723	3,632,383	28,434,716

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,131,047	$3,684,861	$29,201,081

See accompanying notes to financial statements.

|  34

Statements of Changes in Net Assets

	Loomis Sayles Dividend Income Fund
	Year Ended November 30, 2017	Year Ended November 30, 2016
FROM OPERATIONS:
Net investment income	$1,276,324	$1,054,410
Net realized gain (loss) on investments, options written and foreign currency transactions	1,657,611	(236,763)
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	2,197,112	2,094,835

Net increase in net assets resulting from operations	5,131,047	2,912,482

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(366,391)	(407,643)
Class C	(150,359)	(115,022)
Class N	(16)	—
Class Y	(525,416)	(467,159)
Net realized capital gains
Class A	(26,949)	(1,185,173)
Class C	(12,460)	(394,480)
Class Y	(30,883)	(1,110,516)

Total distributions	(1,112,474)	(3,679,993)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	6,456,317	10,194,133

Net increase in net assets	10,474,890	9,426,622
NET ASSETS
Beginning of the year	35,087,010	25,660,388

End of the year	$45,561,900	$35,087,010

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$111,177	$(41,084)

(a)	From commencement of operations on March 31, 2016 through November 30, 2016.

See accompanying notes to financial statements.

35  |

Statements of Changes in Net Assets (continued)

Loomis Sayles Global Growth Fund		Vaughan Nelson Select Fund
Year Ended November 30, 2017	Period Ended November 30, 2016(a)	Year Ended November 30, 2017	Year Ended November 30, 2016

$52,478	$25,758	$766,365	$361,830
501,578	188,265	14,787,021	2,231,360
3,130,805	155,087	13,647,695	4,866,123

3,684,861	369,110	29,201,081	7,459,313

(578)	—	(9,096)	(1,415)
(7)	—	—	—
—	—	—	—
(44,506)	—	(277,073)	(164,168)

(3,916)	—	(328,006)	(323,130)
(498)	—	(124,325)	(128,464)
(200,228)	—	(1,583,641)	(1,592,857)

(249,733)	—	(2,322,141)	(2,210,034)

4,281,483	9,642,997	(5,953,310)	27,384,829

7,716,611	10,012,107	20,925,630	32,634,108

10,012,107	—	132,518,014	99,883,906

$17,728,718	$10,012,107	$153,443,644	$132,518,014

$46,568	$38,448	$569,142	$246,555

See accompanying notes to financial statements.

|  36

Financial Highlights

For a share outstanding throughout each period.

	Loomis Sayles Dividend Income Fund—Class A
	Year Ended November 30, 2017	Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013
Net asset value, beginning of the period	$10.70	$11.35		$13.02	$12.87		$10.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32	0.35		0.34	0.51	(b)	0.32
Net realized and unrealized gain (loss)	1.03	0.53		(0.58)	0.91		2.47

Total from Investment Operations	1.35	0.88		(0.24)	1.42		2.79

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.34)		(0.33)	(0.50)		(0.33)
Net realized capital gains	(0.02)	(1.19)		(1.10)	(0.77)		(0.02)

Total Distributions	(0.28)	(1.53)		(1.43)	(1.27)		(0.35)

Net asset value, end of the period	$11.77	$10.70		$11.35	$13.02		$12.87

Total return(c)(d)	12.76%	9.26%		(1.89)%	11.95	%(b)	27.35%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$16,518	$14,236		$11,329	$7,569		$5,978
Net expenses(e)	1.10%	1.16	%(f)	1.20%	1.20%		1.20%
Gross expenses	1.42%	1.51%		1.60%	1.67%		1.55%
Net investment income	2.82%	3.46%		2.96%	4.03	%(b)	2.70%
Portfolio turnover rate	40%	35%		51%	65%		45%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.33, total return would have been 10.53% and the ratio of net investment income to average net assets would have been 2.63%.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2016, the expense limit decreased from 1.20% to 1.10%.

See accompanying notes to financial statements.

37  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Dividend Income Fund—Class C
	Year Ended November 30, 2017	Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013
Net asset value, beginning of the period	$10.65	$11.30		$12.98	$12.81		$10.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24	0.27		0.26	0.44	(b)	0.25
Net realized and unrealized gain (loss)	1.02	0.53		(0.58)	0.89		2.45

Total from Investment Operations	1.26	0.80		(0.32)	1.33		2.70

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.26)		(0.26)	(0.39)		(0.29)
Net realized capital gains	(0.02)	(1.19)		(1.10)	(0.77)		(0.02)

Total Distributions	(0.21)	(1.45)		(1.36)	(1.16)		(0.31)

Net asset value, end of the period	$11.70	$10.65		$11.30	$12.98		$12.81

Total return(c)(d)	11.87%	8.48%		(2.64)%	11.14	%(b)	26.40%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$8,525	$5,505		$3,744	$1,716		$5,260
Net expenses(e)	1.85%	1.90	%(f)	1.95%	1.95%		1.95%
Gross expenses	2.17%	2.26%		2.35%	2.42%		2.21%
Net investment income	2.11%	2.68%		2.21%	3.54	%(b)	2.03%
Portfolio turnover rate	40%	35%		51%	65%		45%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.21, total return would have been 9.71% and the ratio of net investment income to average net assets would have been 1.70%.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2016, the expense limit decreased from 1.95% to 1.85%.

See accompanying notes to financial statements.

|  38

Financial Highlights (continued)

For a share outstanding throughout each period.

Loomis Sayles Dividend Income Fund—Class N
Period Ended November 30, 2017*
Net asset value, beginning of the period	$11.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24
Net realized and unrealized gain (loss)	0.35

Total from Investment Operations	0.59

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)
Net realized capital gains	—

Total Distributions	(0.18)

Net asset value, end of the period	$11.78

Total return(b)(c)	5.26%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)	0.80%
Gross expenses(e)	14.68%
Net investment income(e)	3.16%
Portfolio turnover rate(f)	40%

*	From commencement of Class operations on March 31, 2017 through November 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended November 30, 2017.

See accompanying notes to financial statements.

39  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Dividend Income Fund—Class Y
	Year Ended November 30, 2017	Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013
Net asset value, beginning of the period	$10.71	$11.36		$13.03	$12.88		$10.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35	0.37		0.35	0.56	(b)	0.35
Net realized and unrealized gain (loss)	1.03	0.53		(0.56)	0.90		2.47

Total from Investment Operations	1.38	0.90		(0.21)	1.46		2.82

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.36)		(0.36)	(0.54)		(0.36)
Net realized capital gains	(0.02)	(1.19)		(1.10)	(0.77)		(0.02)

Total Distributions	(0.31)	(1.55)		(1.46)	(1.31)		(0.38)

Net asset value, end of the period	$11.78	$10.71		$11.36	$13.03		$12.88

Total return(c)	13.03%	9.53%		(1.64)%	12.22	%(b)	27.63%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$20,518	$15,345		$10,588	$22,545		$13,917
Net expenses(d)	0.85%	0.90	%(e)	0.95%	0.95%		0.95%
Gross expenses	1.16%	1.26%		1.32%	1.41%		1.34%
Net investment income	3.07%	3.62%		2.97%	4.46	%(b)	2.97%
Portfolio turnover rate	40%	35%		51%	65%		45%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.37, total return would have been 10.80% and the ratio of net investment income to average net assets would have been 2.91%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2016, the expense limit decreased from 0.95% to 0.85%.

See accompanying notes to financial statements.

|  40

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class A
	Year Ended November 30, 2017		Period Ended November 30, 2016*
Net asset value, beginning of the period	$10.53		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.00	)(b)	0.00	(b)
Net realized and unrealized gain (loss)	3.15		0.53

Total from Investment Operations	3.15		0.53

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)		—
Net realized capital gains	(0.21)		—

Total Distributions	(0.24)		—

Net asset value, end of the period	$13.44		$10.53

Total return(c)(d)	30.63%		5.30	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,541		$195
Net expenses(f)	1.29%		1.30	%(g)
Gross expenses	2.56%		2.74	%(g)
Net investment income (loss)	(0.00	)%(h)	0.00	%(g)(h)
Portfolio turnover rate	17%		12%

*	From commencement of operations on March 31, 2016 through November 30, 2016.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

41  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class C
	Year Ended November 30, 2017		Period Ended November 30, 2016*
Net asset value, beginning of the period	$10.47		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)		(0.08)
Net realized and unrealized gain (loss)	3.13		0.55

Total from Investment Operations	3.04		0.47

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	—
Net realized capital gains	(0.21)		—

Total Distributions	(0.21)		—

Net asset value, end of the period	$13.30		$10.47

Total return(c)(d)	29.67%		4.70	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$134		$25
Net expenses(f)	2.04%		2.05	%(g)
Gross expenses	3.31%		3.18	%(g)
Net investment loss	(0.73)%		(1.09	)%(g)
Portfolio turnover rate	17%		12%

*	From commencement of operations on March 31, 2016 through November 30, 2016.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  42

Financial Highlights (continued)

For a share outstanding throughout each period.

Loomis Sayles Global Growth Fund—Class N
Period Ended November 30, 2017*
Net asset value, beginning of the period	$11.26

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03
Net realized and unrealized gain (loss)	2.20

Total from Investment Operations	2.23

LESS DISTRIBUTIONS FROM:
Net investment income	—
Net realized capital gains	—

Total Distributions	—

Net asset value, end of the period	$13.49

Total return(b)(c)	19.80%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)	1.00%
Gross expenses(e)	15.78%
Net investment income(e)	0.30%
Portfolio turnover rate(f)	17%

*	From commencement of Class operations on March 31, 2017 through November 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended November 30, 2017.

See accompanying notes to financial statements.

43  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class Y
	Year Ended November 30, 2017	Period Ended November 30, 2016*
Net asset value, beginning of the period	$10.55	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.03
Net realized and unrealized gain (loss)	3.14	0.52

Total from Investment Operations	3.19	0.55

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	—
Net realized capital gains	(0.21)	—

Total Distributions	(0.26)	—

Net asset value, end of the period	$13.48	$10.55

Total return(b)	30.96%	5.50	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$16,053	$9,793
Net expenses(d)	1.04%	1.05	%(e)
Gross expenses	2.31%	2.55	%(e)
Net investment income	0.40%	0.45	%(e)
Portfolio turnover rate	17%	12%

*	From commencement of operations on March 31, 2016 through November 30, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  44

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class A
	Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013
Net asset value, beginning of the period	$15.38		$14.82		$14.78	$14.22		$10.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.06		0.03		0.01	(0.01)		0.01	(b)
Net realized and unrealized gain (loss)	3.41		0.83		0.47	2.01		3.94

Total from Investment Operations	3.47		0.86		0.48	2.00		3.95

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)		(0.00	)(c)	—	(0.01)		—
Net realized capital gains	(0.25)		(0.30)		(0.44)	(1.43)		(0.23)

Total Distributions	(0.26)		(0.30)		(0.44)	(1.44)		(0.23)

Net asset value, end of the period	$18.59		$15.38		$14.82	$14.78		$14.22

Total return(d)	22.86	%(e)	5.91	%(e)	3.31%	15.31	%(e)	38.44	%(b)(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$22,268		$20,502		$15,794	$11,182		$9,468
Net expenses	1.28	%(f)(g)	1.34	%(f)(h)	1.40%	1.40	%(f)	1.40	%(f)
Gross expenses	1.33%		1.37%		1.40%	1.62%		1.96%
Net investment income (loss)	0.39%		0.18%		0.05%	(0.08)%		0.05	%(b)
Portfolio turnover rate	66%		64%		35%	64%		112%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.01), total return would have been 38.24%, and the ratio of net investment loss to average net assets would have been (0.07)%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2017, the expense limit decreased from 1.30% to 1.25%.
(h)	Effective July 1, 2016, the expense limit decreased from 1.40% to 1.30%.

See accompanying notes to financial statements.

45  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class C
	Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013
Net asset value, beginning of the period	$14.87		$14.44		$14.52	$14.07		$10.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.06)		(0.08)		(0.10)	(0.11)		(0.08	)(b)
Net realized and unrealized gain (loss)	3.28		0.81		0.46	1.99		3.91

Total from Investment Operations	3.22		0.73		0.36	1.88		3.83

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—	—		—
Net realized capital gains	(0.25)		(0.30)		(0.44)	(1.43)		(0.23)

Total Distributions	(0.25)		(0.30)		(0.44)	(1.43)		(0.23)

Net asset value, end of the period	$17.84		$14.87		$14.44	$14.52		$14.07

Total return(c)	21.96	%(d)	5.14	%(d)	2.52%	14.54	%(d)	37.38	%(b)(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$7,429		$7,693		$5,607	$2,955		$1,118
Net expenses	2.03	%(e)(f)	2.09	%(e)(g)	2.15%	2.15	%(e)	2.15	%(e)
Gross expenses	2.08%		2.12%		2.15%	2.35%		2.76%
Net investment loss	(0.37)%		(0.58)%		(0.69)%	(0.84)%		(0.62	)%(b)
Portfolio turnover rate	66%		64%		35%	64%		112%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.09), total return would have been 37.28%, and the ratio of net investment loss to average net assets would have been (0.75)%.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2017, the expense limit decreased from 2.05% to 2.00%.
(g)	Effective July 1, 2016, the expense limit decreased from 2.15% to 2.05%.

See accompanying notes to financial statements.

|  46

Financial Highlights (continued)

For a share outstanding throughout each period.

Vaughan Nelson Select Fund—Class N
Period Ended November 30, 2017*
Net asset value, beginning of the period	$16.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09
Net realized and unrealized gain (loss)	2.36

Total from Investment Operations	2.45

LESS DISTRIBUTIONS FROM:
Net investment income	—
Net realized capital gains	—

Total Distributions	—

Net asset value, end of the period	$18.73

Total return(b)(c)	15.05%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)(f)	0.97%
Gross expenses(e)	14.62%
Net investment income(e)	0.80%
Portfolio turnover rate(g)	66%

*	From commencement of Class operations on March 31, 2017 through November 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.95%.
(g)	Represents the Fund’s portfolio turnover rate for the year ended November 30, 2017.

See accompanying notes to financial statements.

47  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class Y
	Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013
Net asset value, beginning of the period	$15.48		$14.90		$14.83	$14.24		$10.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.06		0.05	0.02		0.04	(b)
Net realized and unrealized gain (loss)	3.41		0.85		0.47	2.03		3.94

Total from Investment Operations	3.52		0.91		0.52	2.05		3.98

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)		(0.03)		(0.01)	(0.03)		(0.02)
Net realized capital gains	(0.25)		(0.30)		(0.44)	(1.43)		(0.23)

Total Distributions	(0.29)		(0.33)		(0.45)	(1.46)		(0.25)

Net asset value, end of the period	$18.71		$15.48		$14.90	$14.83		$14.24

Total return	23.13	%(c)	6.22	%(c)	3.56%	15.66	%(c)	38.80	%(c)(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$123,746		$104,324		$78,483	$54,095		$14,211
Net expenses	1.03	%(d)(e)	1.09	%(d)(f)	1.15%	1.15	%(d)	1.15	%(d)
Gross expenses	1.08%		1.12%		1.15%	1.33%		1.80%
Net investment income	0.64%		0.43%		0.31%	0.16%		0.33	%(b)
Portfolio turnover rate	66%		64%		35%	64%		112%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.02, total return would have been 38.61%, and the ratio of net investment income to average net assets would have been 0.15%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased from 1.05% to 1.00%.
(f)	Effective July 1, 2016, the expense limit decreased from 1.15% to 1.05%.

See accompanying notes to financial statements.

|  48

Notes to Financial Statements

November 30, 2017

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Dividend Income Fund (the “Dividend Income Fund”)

Loomis Sayles Global Growth Fund (the “Global Growth Fund”)

Vaughan Nelson Select Fund (the “Select Fund”)

Each Fund is a diversified investment company, except for Select Fund, which is a non-diversified investment company.

Each Fund offers Class A, Class C, Class N (effective March 31, 2017) and Class Y shares. Class T shares of the Funds are not currently available for purchase. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of

49  |

Notes to Financial Statements (continued)

November 30, 2017

America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Domestic exchange-traded single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or

|  50

Notes to Financial Statements (continued)

November 30, 2017

subadviser pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Funds will fair value S&P 500® Index options using the closing rotation values published by the CBOE. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s Net Asset Value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

As of November 30, 2017, purchased and written S&P 500® Index options held by Select Fund were fair valued at $2,199,000 and $(1,669,500), representing 1.4% and (1.1)% of net assets, respectively, using the closing rotation values published by the CBOE.

As of November 30, 2017, securities held by Global Growth Fund were fair valued as follows:

Equity Securities[1]	Percentage of Net Assets
$4,992,164	28.2%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income, including income reinvested, is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested are reflected as

51  |

Notes to Financial Statements (continued)

November 30, 2017

non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce or eliminate the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are

|  52

Notes to Financial Statements (continued)

November 30, 2017

exercised are added to the cost or deducted from the proceeds on the underlying instrument or index to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument or index to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of November 30, 2017 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets

53  |

Notes to Financial Statements (continued)

November 30, 2017

and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses and return of capital and capital gain distributions received. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, return of capital distributions received and options contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended November 30, 2017 and 2016 were as follows:

	2017 Distributions Paid From:			2016 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Dividend Income Fund	$1,075,908	$36,566	$1,112,474	$1,054,752	$2,625,241	$3,679,993
Global Growth Fund	249,733	—	249,733	—	—	—
Select Fund	286,169	2,035,972	2,322,141	165,583	2,044,451	2,210,034

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

|  54

Notes to Financial Statements (continued)

November 30, 2017

As of November 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Dividend Income Fund	Global Growth Fund	Select Fund
Undistributed ordinary income	$364,593	$187,150	$618,702
Undistributed long-term capital gains	1,458,764	405,695	12,813,818

Total undistributed earnings	1,823,357	592,845	13,432,520

Unrealized appreciation	4,131,657	3,238,314	28,548,634

Total accumulated earnings	$5,955,014	$3,831,159	$41,981,154

As of November 30, 2017, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Dividend Income Fund	Global Growth Fund	Select Fund
Federal tax cost	$41,266,001	$14,509,573	$127,287,236

Gross tax appreciation	6,026,921	3,452,753	33,911,493
Gross tax depreciation	(1,895,264)	(214,977)	(5,362,859)

Net tax appreciation	$4,131,657	$3,237,776	$28,548,634

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market and capital gains taxes.

g.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of November 30, 2017, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The

55  |

Notes to Financial Statements (continued)

November 30, 2017

Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2017, at value:

Dividend Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$43,798,511	$—	$—	$43,798,511
Preferred Stocks(a)	1,154,287	—	—	1,154,287
Short-Term Investments	—	444,374	—	444,374

Total	$44,952,798	$444,374	$—	$45,397,172

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options	$(2,025)	$ —	$—	$ (2,025)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2017, there were no transfers among Levels 1, 2 and 3.

|  56

Notes to Financial Statements (continued)

November 30, 2017

Global Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$436,804	$295,556	$—	$732,360
Denmark	—	728,659	—	728,659
France	—	1,018,523	—	1,018,523
Italy	—	173,447	—	173,447
Sweden	—	227,152	—	227,152
Switzerland	—	1,231,519	—	1,231,519
United Kingdom	—	1,014,651	—	1,014,651
United States	9,567,906	302,657	—	9,870,563
All Other Common Stocks(a)	2,543,287	—	—	2,543,287

Total Common Stocks	12,547,997	4,992,164	—	17,540,161

Short-Term Investments	—	207,188	—	207,188

Total	$12,547,997	$5,199,352	$—	$17,747,349

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2017, there were no transfers among Levels 1, 2 and 3.

Select Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$145,429,756	$—	$—	$145,429,756
Closed-End Investment Companies	5,943,082	—	—	5,943,082
Purchased Options	—	2,199,000	—	2,199,000
Short-Term Investments	—	1,560,115	—	1,560,115

Total	$151,372,838	$3,759,115	$—	$155,131,953

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(73,261)	$(1,669,500)	$—	$ (1,742,761)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2017, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

November 30, 2017

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Dividend Income Fund and Select Fund used during the period include option contracts.

Dividend Income Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns and may use written put options to offset the cost of options used for hedging purposes. The Fund may also use purchased call options, written call options and written put options for investment purposes. During the year ended November 30, 2017, the Fund engaged in written put and call option transactions for both hedging and investment purposes.

Select Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Fund may use purchased and written put options to hedge against a decline in values. The Fund may also use written call options to collect incremental income on an equity position it holds. During the year ended November 30, 2017, the Fund engaged in purchased and written put options for hedging purposes and in written call options for purposes of collecting incremental income.

The following is a summary of derivative instruments for the Dividend Income Fund as of November 30, 2017, as reflected within the Statements of Assets and Liabilities:

Liabilities	Options written at value
Exchange-traded liability derivatives
Equity contracts	$(2,025)

The following is a summary of derivative instruments for the Select Fund as of November 30, 2017, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]
Exchange-traded asset derivatives
Equity contracts	$2,199,000

Liabilities	Options written at value
Exchange-traded liability derivatives
Equity contracts	$(1,742,761)

[1]	Represents purchased options, at value.

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Notes to Financial Statements (continued)

November 30, 2017

Transactions in derivative instruments for Dividend Income Fund during the year ended November 30, 2017, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Options written
Equity contracts	$34,066

Net Change in Unrealized Appreciation (Depreciation) on:	Options written
Equity contracts	$486

Transactions in derivative instruments for Select Fund during the year ended November 30, 2017, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Options written
Equity contracts	$(860,401)	$146,359

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Options written
Equity contracts	$(741,612)	$542,192

[2]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity, as a percentage of net assets, for Dividend Income Fund, based on month-end market values of underlying securities, at absolute value, was as follows for the year ended November 30, 2017:

Dividend Income Fund**	Call Options Written	Put Options Written
Average Market Value of Underlying Securities	0.30%	0.21%
Highest Market Value of Underlying Securities	1.43%	1.09%
Lowest Market Value of Underlying Securities	0.00%	0.00%
Market Value of Underlying Securities as of November 30, 2017	0.00%	0.24%

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Notes to Financial Statements (continued)

November 30, 2017

The volume of option contract activity, as a percentage of net assets, for Select Fund, based on month-end market values of underlying securities, at absolute value, was as follows for the year ended November 30, 2017:

Select Fund**	Put Options Purchased	Call Options Written	Put Options Written
Average Market Value of Underlying Securities	13.24%	9.82%	13.24%
Highest Market Value of Underlying Securities	51.76%	18.76%	51.76%
Lowest Market Value of Underlying Securities	0.00%	0.00%	0.00%
Market Value of Underlying Securities as of November 30, 2017	51.76%	2.72%	51.76%

**

Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures and for indices by multiplying option contracts by the contract multiplier by the price of the option’s underlying index.

5.  Purchases and Sales of Securities.  For the year ended November 30, 2017, purchases and sales of securities (excluding short-term investments, option contracts and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Dividend Income Fund	$24,475,471	$18,074,449
Global Growth Fund	6,287,304	2,402,467
Select Fund	91,324,753	89,110,576

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Funds, except Select Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on average daily net assets:

Fund	Percentage of Average Daily Net Assets
Dividend Income Fund	0.60%
Global Growth Fund	0.80%

Natixis Advisors, L.P. (“Natixis Advisors”), serves as investment adviser to the Select Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.85%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

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Notes to Financial Statements (continued)

November 30, 2017

Natixis Advisors has entered into a subadvisory agreement with Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). Under the terms of the subadvisory agreement, the Fund pays a subadvisory fee at the annual rate of 0.53%, calculated daily and payable monthly, based on the Fund’s average daily net assets. Payments to Natixis Advisors are reduced by the amount of payments to Vaughan Nelson.

Loomis Sayles and Natixis Advisors have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, dividend expenses on securities sold short, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until March 31, 2018, except for Select Fund which is in effect until March 31, 2019, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended November 30, 2017, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Dividend Income Fund	1.10%	1.85%	0.80%	0.85%
Global Growth Fund	1.30%	2.05%	1.00%	1.05%
Select Fund	1.25%	2.00%	0.95%	1.00%

Prior to July 1, 2017, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Select Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Select Fund	1.30%	2.05%	1.00%	1.05%

Loomis Sayles and Natixis Advisors shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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Notes to Financial Statements (continued)

November 30, 2017

For the year ended November 30, 2017, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees[2]	Net Management Fees	Percentage of Average Daily Net Assets
					Gross	Net
Dividend Income Fund	$274,067	$143,960	$—	$130,107	0.60%	0.28%
Global Growth Fund	112,890	111,845	1,045	—	0.80%	—%
Select Fund	1,188,698	68,760	—	1,119,938	0.85%	0.80%

[1]	Contractual management fee waivers are subject to possible recovery until November 30, 2018.
[2]	Voluntary management fee waivers are not subject to recovery under the expense limitation agreement described above.

In addition, the investment adviser reimbursed non-class specific expenses of Global Growth Fund in the amount of $65,701 for the year ended November 30, 2017.

No expenses were recovered for any of the Funds during the year ended November 30, 2017 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

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Notes to Financial Statements (continued)

November 30, 2017

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended November 30, 2017, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Dividend Income Fund	$40,264	$22,008	$66,023
Global Growth Fund	2,022	162	484
Select Fund	53,119	18,303	54,910

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

For the year ended November 30, 2017, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Dividend Income Fund	$20,363
Global Growth Fund	6,286
Select Fund	62,334

d.   Sub-Transfer Agent Fees.   Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to

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Notes to Financial Statements (continued)

November 30, 2017

these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended November 30, 2017, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Dividend Income Fund	$32,050
Global Growth Fund	981
Select Fund	53,179

As of November 30, 2017, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Dividend Income Fund	$272
Global Growth Fund	9
Select Fund	386

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended November 30, 2017 were as follows:

Fund	Commissions
Dividend Income Fund	$7,921
Global Growth Fund	1,073
Select Fund	1,818

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also

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Notes to Financial Statements (continued)

November 30, 2017

receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2018, the Chairperson of the Board will receive a retainer fee at the annual rate of $340,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $170,000, the chairperson of the Contract Review Committee and Audit Committee each will receive an additional retainer fee at the annual rate of $20,000 and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $12,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Payment by Affiliates.  During the year ended November 30, 2017, Loomis Sayles reimbursed Dividend Income Fund $314 in connection with a trading error.

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Notes to Financial Statements (continued)

November 30, 2017

h.  Affiliated Ownership.  As of November 30, 2017, Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) and Natixis and affiliates held shares of the Funds representing the following percentages of the Funds’ net assets:

Fund	Retirement Plan	Natixis	Total Affiliated Ownership
Dividend Income Fund	3.22%	Less than 0.01%	3.22%
Global Growth Fund	—	38.98%	38.98%
Select Fund	—	Less than 0.01%	Less than 0.01%

Investment activities of affiliated shareholders could have material impacts on the Funds.

i.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Funds to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through March 31, 2018 and is not subject to recovery under the expense limitation agreement described above.

For the period March 31, 2017 through November 30, 2017, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Fund	Reimbursement of Transfer Agency Expenses
Class N
Dividend Income Fund	$92
Global Growth Fund	100
Select Fund	97

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the period from March 31, 2017, commencement of Class N operations, through November 30, 2017, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Dividend Income Fund	$10,669	$6,019	$92	$13,724
Global Growth Fund	328	27	100	3,855
Select Fund	6,292	2,124	97	33,816

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Notes to Financial Statements (continued)

November 30, 2017

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 13, 2017, the commitment fee was 0.10% per annum based on the average daily unused portion of the line of credit.

For the year ended November 30, 2017, none of the Funds had borrowings under these agreements.

9.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments on the Statements of Operations. For the year ended November 30, 2017, amounts rebated under these agreements were as follows:

Fund	Rebates
Dividend Income Fund	$1,233
Global Growth Fund	1,026

10.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Select Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the

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Notes to Financial Statements (continued)

November 30, 2017

Funds. As of November 30, 2017, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6h)	Total Percentage of Ownership
Dividend Income Fund	2	26.45%	—	26.45%
Global Growth Fund	2	20.87%	38.98%	59.85%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements (continued)

November 30, 2017

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended November 30, 2017		Year Ended November 30, 2016
Dividend Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	644,788	$7,242,601	475,395	$4,758,020
Issued in connection with the reinvestment of distributions	32,753	372,907	158,404	1,559,174
Redeemed	(604,204)	(6,827,947)	(301,504)	(3,051,100)

Net change	73,337	$787,561	332,295	$3,266,094

Class C
Issued from the sale of shares	466,797	$5,160,586	264,338	$2,671,001
Issued in connection with the reinvestment of distributions	13,559	153,911	43,940	431,029
Redeemed	(268,704)	(3,044,582)	(122,480)	(1,238,735)

Net change	211,652	$2,269,915	185,798	$1,863,295

Class N(a)
Issued from the sale of shares	88	$1,001	—	$—
Issued in connection with the reinvestment of distributions	1	16	—	—

Net change	89	$1,017	—	$—

Class Y
Issued from the sale of shares	1,305,162	$14,627,024	948,650	$9,537,161
Issued in connection with the reinvestment of distributions	48,460	552,167	156,717	1,546,441
Redeemed	(1,044,301)	(11,781,367)	(604,665)	(6,018,858)

Net change	309,321	$3,397,824	500,702	$5,064,744

Increase (decrease) from capital share transactions	594,399	$6,456,317	1,018,795	$10,194,133

(a)	From commencement of Class operations on March 31, 2017 through November 30, 2017.

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Notes to Financial Statements (continued)

November 30, 2017

12.  Capital Shares (continued).

	Year Ended November 30, 2017		Period Ended November 30, 2016*
Global Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	110,685	$1,346,389	24,823	$256,235
Issued in connection with the reinvestment of distributions	433	4,494	—	—
Redeemed	(15,006)	(194,373)	(6,341)	(68,887)

Net change	96,112	$1,156,510	18,482	$187,348

Class C
Issued from the sale of shares	9,171	$113,252	7,327	$79,960
Issued in connection with the reinvestment of distributions	49	505	—	—
Redeemed	(1,524)	(19,643)	(4,977)	(51,110)

Net change	7,696	$94,114	2,350	$28,850

Class N(a)
Issued from the sale of shares	89	$1,001	—	$—

Net change	89	$1,001	—	$—

Class Y
Issued from the sale of shares	405,138	$4,736,808	964,508	$9,810,284
Issued in connection with the reinvestment of distributions	23,577	244,734	—	—
Redeemed	(166,027)	(1,951,684)	(36,670)	(383,485)

Net change	262,688	$3,029,858	927,838	$9,426,799

Increase (decrease) from capital share transactions	366,585	$4,281,483	948,670	$9,642,997

*	From commencement of operations on March 31, 2016 through November 30, 2016.
(a)	From commencement of Class operations on March 31, 2017 through November 30, 2017.

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Notes to Financial Statements (continued)

November 30, 2017

12.  Capital Shares (continued).

	Year Ended November 30, 2017		Year Ended November 30, 2016
Select Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	198,986	$3,285,770	644,994	$9,217,244
Issued in connection with the reinvestment of distributions	19,215	294,183	20,111	292,611
Redeemed	(353,261)	(5,863,901)	(398,309)	(5,835,075)

Net change	(135,060)	$(2,283,948)	266,796	$3,674,780

Class C
Issued from the sale of shares	65,289	$1,031,341	255,593	$3,514,427
Issued in connection with the reinvestment of distributions	7,207	106,591	8,415	119,241
Redeemed	(173,330)	(2,729,372)	(135,064)	(1,903,161)

Net change	(100,834)	$(1,591,440)	128,944	$1,730,507

Class N(a)
Issued from the sale of shares	61	$1,001	—	$—

Net change	61	$1,001	—	$—

Class Y
Issued from the sale of shares	1,416,626	$23,320,670	3,760,483	$54,524,967
Issued in connection with the reinvestment of distributions	114,285	1,756,565	115,600	1,688,911
Redeemed	(1,657,855)	(27,156,158)	(2,403,148)	(34,234,336)

Net change	(126,944)	$(2,078,923)	1,472,935	$21,979,542

Increase (decrease) from capital share transactions	(362,777)	$(5,953,310)	1,868,675	$27,384,829

(a)	From commencement of Class operations on March 31, 2017 through November 30, 2017.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust II and Shareholders of Loomis Sayles Dividend Income Fund, Loomis Sayles Global Growth Fund and Vaughan Nelson Select Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Dividend Income Fund, Loomis Sayles Global Growth Fund and Vaughan Nelson Select Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”) as of November 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2018

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2017 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended November 30, 2017, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Dividend Income Fund	79.78%
Select Fund	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended November 30, 2017, unless subsequently determined to be different.

Fund	Amount
Dividend Income Fund	$36,566
Select Fund	2,035,972

Qualified Dividend Income.  For the fiscal year ended November 30, 2017, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Dividend Income Fund
Global Growth Fund
Select Fund

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Additional Information

Special Meeting of Shareholders. (Unaudited)

A special meeting of shareholders of the Trust was held on December 4, 2017 to consider a proposal to elect thirteen Trustees to the Board of Trustees. The proposal was approved by shareholders of the Trust. The results of the shareholder vote were as follows:

Natixis Funds Trust II

Nominee	Voted “FOR”*	Withheld*
Kevin P. Charleston	869,803,137.844	5,278,477.797
Kenneth A. Drucker	869,573,100.272	5,508,515.369
Edmond J. English	869,760,094.572	5,321,521.069
David L. Giunta	869,722,105.493	5,359,510.148
Richard A. Goglia	869,845,876.582	5,235,739.059
Wendell J. Knox	869,633,400.572	5,448,215.069
Martin T. Meehan	869,982,234.293	5,099,381.348
Maureen B. Mitchell	869,672,122.531	5,409,493.110
Sandra O. Moose**	868,954,166.321	6,127,449.320
James P. Palermo	870,130,688.893	4,950,926.748
Erik R. Sirri	869,769,012.873	5,312,602.768
Peter J. Smail	869,714,774.773	5,366,840.868
Cynthia L. Walker	869,589,551.601	5,492,064.040

*	Trust-wide voting results.
**	Ms. Moose retired as a Trustee effective January 1, 2018.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	54 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	54 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	54 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell[3] (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 None	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketingat a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	54 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[4] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	54 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.	54 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF (collectively, the “Fund Complex”).

[3]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

[4]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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ANNUAL REPORT

November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Portfolio Review  page 1

Portfolio of Investments  page 7

Financial Statements  page  25

Notes to Financial Statements  page 33

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Managers:	Symbols:
Kevin J. Perry	Class A LSFAX
John R. Bell	Class C LSFCX
Loomis, Sayles & Company, L.P.	Class N LSFNX
Class Y LSFYX

Investment Goal

The Fund seeks to provide a high level of current income.

Market Conditions

“Risk-on” sentiment generally persisted throughout the period, except for two months with very minor negative returns. A majority of the bank loan market remains priced above par. The pattern of bank loan returns during the period was typical for a risk-on environment, as lower-rated loans outperformed higher-rated loans.

Technical demand for bank loans was generally positive. Issuance of collateralized loan obligations (CLOs) was quite strong at $113.4 billion, and while retail flows began trending negative at the end of the summer, they remained positive overall at $23.8 billion. Anecdotally, institutional demand has been positive.

Because demand generally exceeded supply during the period, loan refinancing at lower nominal spreads over LIBOR and repayments were very prevalent. However, the market value of the S&P/LSTA Leveraged Loan Index continued to expand and ended the period at a record $961 billion.

Performance Results

For the 12-month period ended November 30, 2017, Class Y shares of Loomis Sayles Senior Floating Rate and Fixed Income Fund returned 5.79% at net asset value. The Fund outperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which returned 4.91%.

Explanation of Fund Performance

We continued to focus on credit selection and generating a high level of current income rather than on defensive tactics. We maintained this focus due to the generally positive investor sentiment prevalent during the period and our fundamentally positive intermediate view of the US loan market. We made no significant shifts to our macroeconomic view during the reporting period.

We targeted a yield advantage for the Fund relative to the benchmark in most market conditions. Overall, the Fund’s best-performing industry was equipment leasing, while the worst-performing industry was electronics/electric. The Fund’s bank loan holdings with BB and B credit ratings outperformed their matching subcomponents of the bank loan index. Our allocation to high yield bonds also outperformed.

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The Fund is currently positioned with about 87% bank loans, 8% bonds and 5% held in cash on a trade-date basis. We slightly decreased the Fund’s allocation to bonds over the period, as we believe few short-maturity bonds can exceed our return expectations for the bank loan index. Despite a small overweight to the troubled retail sector, the Fund’s loan holdings in this industry outperformed the benchmark. We maintained the Fund’s exposure to second lien bank loans during the period, which contributed to outperformance.

Outlook

We expect CLO formation to remain a positive technical driver for loan demand into 2018. As the US Federal Reserve (Fed) raises rates, we expect to see coupon increases on loans, and believe the market will anticipate these increases. Meanwhile, we believe that low levels of loan maturities through 2018 and 2019, coupled with high rates of refinancing, should help keep default rates below historic averages.

We are wary of market sentiment that seems eager to embrace negative long-term views. Markets may temporarily turn to “risk-off” sentiment if US political gridlock prevents economic progress, the Fed fumbles, global economies weaken, or geopolitical tensions intensify to the point where there is a credible risk of war — trade or otherwise.

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

September 30, 2011 (inception) through November 30, 2017

See notes to chart on page 3.

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LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Average Annual Total Returns — November 30, 20174

					Expense Ratios[5]
	1 Year	5 Years	Life of Class		Gross	Net

Class Y (Inception 9/30/11)[1]			Class A/C/Y	Class N
NAV	5.79%	4.84%	6.40%	—%	0.88%	0.80%

Class A (Inception 9/30/11)
NAV	5.53	4.58	6.13	—	1.13	1.05
With 3.50% Maximum Sales Charge	1.82	3.84	5.51	—

Class C (Inception 9/30/11)
NAV	4.76	3.80	5.34	—	1.88	1.80
With CDSC[2]	3.76	3.80	5.34	—

Class N (Inception 3/31/2017)
NAV	—	—	—	3.28	0.81	0.75

Comparative Performance
S&P/LSTA Leveraged Loan Index[3]	4.91	4.11	5.23	2.53

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	9/30/11 represents the date Class Y shares were first registered for public sale under the Securities Act of 1933. 9/16/11 represents commencement of operations for Class Y shares for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	The S&P/LSTA Leveraged Loan Index (LLI) covers loan facilities and reflects the market-value-weighted performance of U.S. dollar-denominated institutional leveraged loans.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 3/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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ADDITIONAL INFORMATION

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from June 1, 2017 through November 30, 2017. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND	BEGINNING ACCOUNT VALUE 6/1/2017	ENDING ACCOUNT VALUE 11/30/2017	EXPENSES PAID DURING PERIOD* 6/1/2017 – 11/30/2017
Class A
Actual	$1,000.00	$1,022.10	$5.32
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32
Class C
Actual	$1,000.00	$1,018.30	$9.11
Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	$9.10
Class N
Actual	$1,000.00	$1,024.70	$3.81
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80
Class Y
Actual	$1,000.00	$1,023.40	$4.06
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80%, 0.75% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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Portfolio of Investments – as of November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Principal Amount	Description	Value (†)
Senior Loans — 86.6% of Net Assets
	Aerospace & Defense — 1.6%
$12,315,235	Advanced Integration Technology LP, 2017 Term Loan B, 1-month LIBOR + 4.750%, 6.100%, 3/21/2023(a)	$12,315,235
11,042,325	Constellis Holdings LLC, 2017 1st Lien Term Loan, 3-month LIBOR + 5.000%, 6.333%, 4/21/2024(a)	11,166,551
4,353,000	CPI International, Inc., 2017 1st Lien Term Loan, 1-month LIBOR + 3.500%, 4.850%, 7/26/2024(a)	4,373,416
5,008,371	Engility Corp., Term Loan B2, 1-month LIBOR + 3.250%, 4.600%, 8/12/2023(a)	5,049,841
46,203	Engility Corp., Term Loan B2, Prime + 2.500%, 6.750%, 8/12/2023(a)	46,585
1,864,000	Excelitas Technologies Corp., USD 2017 1st Lien Term Loan, 11/15/2024(b)	1,875,650
11,228,170	MHVC Acquisitiion Corp., 2017 Term Loan, 1-month LIBOR + 5.250%, 6.600%, 4/29/2024(a)	11,333,490

		46,160,768

	Automotive — 4.9%
9,885,136	BBB Industries U.S. Holdings, Inc., 2014 1st Lien Term Loan, 1-month LIBOR + 4.500%, 5.850%, 11/03/2021(a)	9,996,344
11,436,338	Bright Bidco BV, Term Loan B, LIBOR + 4.500%, 5.836%, 6/30/2024(c)	11,539,951
16,406,474	Capital Automotive LP, 2017 2nd Lien Term Loan, 1-month LIBOR + 6.000%, 7.350%, 3/24/2025(a)	16,816,636
14,019,144	Dayco Products LLC, 2017 Term Loan B, 3-month LIBOR + 5.000%, 6.479%, 5/19/2023(a)	14,124,288
11,200,000	Dragon Merger Sub LLC, USD 2017 1st Lien Term Loan, 3-month LIBOR + 4.000%, 5.365%, 7/24/2024(a)	11,284,000
10,059,450	Innovative Xcessories & Services LLC, Term Loan B, 3-month LIBOR + 4.750%, 6.080%, 11/29/2022(a)	10,109,747
9,849,570	K&N Engineering, Inc., 1st Lien Term Loan, 1-month LIBOR + 4.750%, 6.100%, 10/19/2023(a)	9,775,698
9,657,406	Sage Automotive Interiors, Inc., 2016 1st Lien Term Loan, 1-month LIBOR + 5.000%, 6.350%, 10/27/2022(a)	9,633,262
12,643,515	Solera LLC, USD Term Loan B, 1-month LIBOR + 3.250%, 4.600%, 3/03/2023(a)	12,700,157
14,310,135	Truck Hero, Inc., 1st Lien Term Loan, 3-month LIBOR + 4.000%, 5.326%, 4/21/2024(a)	14,292,247
10,164,606	US Farathane LLC, 2017 Term Loan B4, 3-month LIBOR + 3.500%, 4.833%, 12/23/2021(a)	10,190,018
13,859,091	Wand Intermediate I LP, 2nd Lien Term Loan, 3-month LIBOR + 7.250%, 8.603%, 9/19/2022(a)	13,870,594

		144,332,942

	Brokerage — 0.2%
7,244,000	Edelman Financial Group (The), 2017 Term Loan B, 3-month LIBOR + 4.250%, 5.653%, 11/11/2024(a)	7,325,495

	Building Materials — 2.2%
3,735,230	CPG International, Inc., 2017 Term Loan, 3-month LIBOR + 3.750%, 5.083%, 5/03/2024(a)	3,744,568
14,092,680	DiversiTech Holdings, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 3.500%, 4.840%, 6/03/2024(a)	14,145,528

See accompanying notes to financial statements.

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Portfolio of Investments – as of November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Building Materials — continued
$5,978,000	Encapsys LLC, 1st Lien Term Loan, 3-month LIBOR + 3.250%, 4.584%, 11/07/2024(a)	$6,011,656
10,628,475	Interior Logic Group, Inc., 2017 Term Loan B, 3-month LIBOR + 6.000%, 7.316%, 3/01/2024(a)	10,655,046
7,424,409	Mannington Mills, Inc., Term Loan B, 1-month LIBOR + 3.750%, 5.100%, 10/01/2021(a)	7,424,409
11,490,686	Morsco, Inc., Term Loan B, 1-month LIBOR + 7.000%, 8.350%, 10/31/2023(a)	11,691,773
5,233,200	VC GB Holdings, Inc., 2nd Lien Term Loan, 1-month LIBOR + 8.000%, 9.350%, 2/28/2025(a)	5,272,449
5,631,516	Wilsonart LLC, 2017 Term Loan B, 3-month LIBOR + 3.250%, 4.590%, 12/19/2023(a)	5,669,529

		64,614,958

	Chemicals — 1.6%
1,251,676	ASP Chromaflo Dutch I BV, Term Loan B2, 1-month LIBOR + 4.000%, 5.350%, 11/18/2023(a)	1,256,370
3,030,000	ASP Chromaflo Intermediate Holdings, Inc., 2016 2nd Lien Term Loan, 1-month LIBOR + 8.000%, 9.350%, 11/14/2024(a)	3,014,850
962,591	ASP Chromaflo Intermediate Holdings, Inc., Term Loan B1, 1-month LIBOR + 4.000%, 5.350%, 11/18/2023(a)	966,201
2,713,609	DuBois Chemicals, Inc., 2017 1st Lien Term Loan B, 1-month LIBOR + 3.750%, 5.100%, 3/15/2024(a)	2,720,393
194,733	DuBois Chemicals, Inc., 2017 Delayed Draw Term Loan, 1.000%, 3/15/2024(d)	195,220
14,677,035	Methanol Holdings (Trinidad) Ltd., Term Loan B, 1-month LIBOR + 3.500%, 4.850%, 6/30/2022(a)	14,677,035
6,064,999	Plaskolite, Inc., 1st Lien Term Loan, 3-month LIBOR + 4.000%, 5.333%, 11/03/2022(a)	6,080,162
8,042,843	Transcendia, Inc., 1st Lien Term Loan, 1-month LIBOR + 4.000%, 5.350%, 5/30/2024(a)	8,083,057
8,792,843	Transcendia, Inc., 2017 1st Lien Term Loan, 5/30/2024(b)	8,836,807

		45,830,095

	Construction Machinery — 0.4%
3,266,549	Onsite Rental Group Pty Ltd., PIK Term Loan B, 3-month LIBOR + 0.000%, 1.377%, 10/26/2023(a)(e)(f)(g)(h)(n)	2,384,581
2,389,195	Onsite Rental Group Pty Ltd., Term Loan B, 1-month LIBOR + 4.500%, 5.829%, 10/26/2022(a)	2,329,465
6,629,223	Utility One Source LP, Term Loan B, 1-month LIBOR + 5.500%, 6.850%, 4/18/2023(a)	6,770,094

		11,484,140

	Consumer Cyclical Services — 7.4%
12,444,297	Access CIG LLC, 1st Lien Term Loan, 1-month LIBOR + 5.000%, 6.328%, 10/18/2021(a)	12,518,963
2,651,609	Allied Universal Holdco LLC, 2017 Delayed Draw Term Loan, 5.057%, 7/28/2022(d)	2,635,036
5,352,585	ASP MCS Acquisition Corp., Term Loan B, 1-month LIBOR + 4.750%, 6.033%, 5/18/2024(a)	5,365,966

See accompanying notes to financial statements.

|  8

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Cyclical Services — continued
$7,510,000	Boing U.S. Holdco, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 3.500%, 4.885%, 10/03/2024(a)	$7,566,325
2,818,000	Boing U.S. Holdco, Inc., 2017 2nd Lien Term Loan, 3-month LIBOR + 7.500%, 8.885%, 10/03/2025(a)	2,818,000
14,062,755	ConvergeOne Holdings Corp., 2017 Term Loan B, 3-month LIBOR + 4.750%, 6.090%, 6/20/2024(a)	14,074,427
16,286,773	DTI Holdco, Inc., 2016 Term Loan B, LIBOR + 5.250%, 6.630%, 9/30/2023(c)	16,205,339
15,641,217	DTZ U.S. Borrower LLC, 2015 1st Lien Term Loan, 3-month LIBOR + 3.250%, 4.693%, 11/04/2021(i)	15,367,495
1,128,000	DTZ U.S. Borrower LLC, 2nd Lien Term Loan, 3-month LIBOR + 8.250%, 9.630%, 11/04/2022(a)	1,128,000
4,607,000	Duff & Phelps Corp., 2017 1st Lien Term Loan, 3-month LIBOR + 3.250%, 4.607%, 10/14/2024(a)	4,608,428
5,466,606	Garda World Security Corp., 2017 Term Loan, 3-month LIBOR + 3.500%, 4.968%, 5/24/2024(a)	5,481,967
13,770	Garda World Security Corp., 2017 Term Loan, Prime + 2.500%, 6.750%, 5/24/2024(a)	13,809
14,178,510	Imagine! Print Solutions, Inc., 2017 Term Loan, 3-month LIBOR + 4.750%, 6.090%, 6/21/2022(a)	13,753,155
7,454,000	LegalZoom.com, Inc., 2017 Term Loan B, 11/15/2024(b)	7,435,365
13,363,894	Mister Car Wash Holdings, Inc., Term Loan B, 3-month LIBOR + 3.750%, 5.130%, 8/20/2021(a)	13,397,303
14,037,818	PSAV Holdings LLC, Term Loan B, 3-month LIBOR + 3.500%, 4.869%, 4/27/2024(i)	14,143,101
7,000,591	Southern Graphics, Inc., 1st Lien Term Loan, 11/21/2022(b)	7,015,923
1,131,409	Southern Graphics, Inc., Delayed Draw Term Loan, 11/19/2021(b)	1,133,887
5,291,737	Sterling Infosystems, Inc., 1st Lien Term Loan, 3-month LIBOR + 3.500%, 4.843%, 6/20/2022(a)	5,304,966
4,565,076	STG-Fairway Acquisitions, Inc., 2015 1st Lien Term Loan, 3-month LIBOR + 5.250%, 6.583%, 6/30/2022(a)	4,496,599
10,115,191	TruGreen LP, 2017 Term Loan, 1-month LIBOR + 4.000%, 5.246%, 4/13/2023(a)	10,254,275
2,975,859	TwentyEighty, Inc., PIK Term Loan B, 8.000%, 3/31/2020(g)(j)(n)	2,231,894
2,124,916	TwentyEighty, Inc., PIK Term Loan C, 9.000%, 3/31/2020(g)(j)(n)	1,593,687
9,897,163	U.S. Security Associates Holdings, Inc., 2016 Term Loan, 3-month LIBOR + 4.000%, 5.333%, 7/14/2023(a)	10,000,291
9,099,381	Vestcom Parent Holdings, Inc., 2016 1st Lien Term Loan, 1-month LIBOR + 4.000%, 5.350%, 12/19/2023(a)	9,144,877
332	Vestcom Parent Holdings, Inc., 2016 1st Lien Term Loan, Prime + 3.000%, 7.250%, 12/19/2023(a)	334
9,592,246	West Corp., 2017 Term Loan, 1-month LIBOR + 4.000%, 5.350%, 10/10/2024(a)	9,576,707
5,388,649	William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, LIBOR + 3.250%, 4.640%, 5/06/2021(c)	5,398,780
9,854,821	William Morris Endeavor Entertainment LLC, 2nd Lien Term Loan, 3-month LIBOR + 7.250%, 8.630%, 5/06/2022(a)	9,904,095

See accompanying notes to financial statements.

9  |

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Cyclical Services — continued
$6,343,068	Xerox Business Services LLC, USD Term Loan B, 1-month LIBOR + 3.000%, 4.350%, 12/07/2023(a)	$6,378,780

		218,947,774

	Consumer Products — 5.3%
28,071,740	Advantage Sales & Marketing, Inc., 2014 2nd Lien Term Loan, 3-month LIBOR + 6.500%, 7.878%, 7/25/2022(a)	24,527,683
7,937,006	Augusta Sportswear Group, Inc., Term Loan B, 1-week LIBOR + 4.500%, 5.850%, 10/26/2023(a)(e)(k)	7,381,416
13,226,000	Clover Merger Sub, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 3.500%, 4.833%, 9/26/2024(a)	12,630,830
7,327,000	Global Appliance, Inc., Term Loan B, 3-month LIBOR + 4.000%, 5.340%, 9/29/2024(a)	7,349,934
3,043,891	Highline Aftermarket Acquisition LLC, Term Loan B, 3-month LIBOR + 4.250%, 5.625%, 3/17/2024(a)	3,059,111
10,651,487	Information Resources, Inc., 1st Lien Term Loan, 3-month LIBOR + 4.250%, 5.617%, 1/18/2024(a)	10,713,585
7,001,453	Inmar Holdings, Inc., 2017 1st Lien Term Loan, 2-month LIBOR + 3.500%, 4.917%, 5/01/2024(a)	7,010,204
8,635,163	Ozark Holdings LLC, Term Loan B, 1-month LIBOR + 3.750%, 5.100%, 7/01/2023(a)	8,689,133
14,034,243	Polyconcept Investments BV, USD 2016 Term Loan B, 1-month LIBOR + 4.750%, 6.100%, 8/16/2023(a)	14,139,499
5,981,010	Radio Systems Corp., Term Loan B, 1-month LIBOR + 3.500%, 4.850%, 5/02/2024(a)	6,003,439
7,142,030	Serta Simmons Bedding LLC, 1st Lien Term Loan, 3-month LIBOR + 3.500%, 4.848%, 11/08/2023(i)	6,892,059
8,735,507	Serta Simmons Bedding LLC, 2nd Lien Term Loan, 1-month LIBOR + 8.000%, 9.244%, 11/08/2024(a)	7,927,472
6,845,932	SRAM LLC, 2017 Incremental Term Loan, LIBOR + 3.250%, 4.686%, 3/15/2024(c)	6,897,276
132,509	SRAM LLC, 2017 Incremental Term Loan, Prime + 2.250%, 6.500%, 3/15/2024(a)	133,503
7,469,557	Strategic Partners, Inc., 2016 Term Loan, 1-month LIBOR + 4.500%, 5.850%, 6/30/2023(a)	7,506,904
13,553,000	Weight Watchers International, Inc., 2017 Term Loan B, 11/17/2024(b)	13,328,562
12,747,750	Wellness Merger Sub, Inc., 1st Lien Term Loan, 3-month LIBOR + 4.750%, 6.083%, 6/30/2024(a)	12,891,162

		157,081,772

	Diversified Manufacturing — 1.9%
9,297,362	Cortes NP Acquisition Corp., 2017 Term Loan B, 1-month LIBOR + 4.000%, 5.350%, 11/30/2023(a)	9,336,132
17,342,841	CPI Acquisition, Inc., Term Loan B, 3-month LIBOR + 4.500%, 5.962%, 8/17/2022(a)	12,327,812
324,398	Engineered Machinery Holdings, Inc., 1st Lien Delayed Draw Term Loan, 3.250%, 7/19/2024(d)	324,398

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Diversified Manufacturing — continued
$1,081,326	Engineered Machinery Holdings, Inc., 1st Lien Delayed Draw Term Loan, 3-month LIBOR + 3.250%, 4.275%, 7/19/2024(i)	$1,081,326
10,813,276	Engineered Machinery Holdings, Inc., USD 1st Lien Term Loan, 3-month LIBOR + 3.250%, 4.559%, 7/19/2024(a)	10,813,276
10,624,940	NN, Inc., 2017 Repriced Term Loan, 10/19/2022(b)	10,678,065
10,321,339	Robertshaw U.S. Holding Corp., 1st Lien Term Loan, 1-month LIBOR + 4.500%, 5.750%, 8/10/2024(a)	10,385,847

		54,946,856

	Electric — 1.6%
8,347,495	Anemoi Acquisition Holdings, LLC, Term Loan B, 3-month LIBOR + 4.250%, 5.583%, 6/26/2022(a)	8,368,364
8,010,259	APLP Holdings LP, 2016 Term Loan B, 1-month LIBOR + 3.500%, 4.850%, 4/13/2023(a)	8,130,413
6,675,000	ExGen Renewables IV LLC, Term Loan B, 11/07/2024(b)	6,725,063
14,041,489	Mirion Technologies, Inc., Term Loan B, 3-month LIBOR + 4.750%, 6.083%, 3/31/2022(a)	14,006,385
9,829,169	PrimeLine Utility Services LLC, Term Loan, LIBOR + 5.500%, 6.880%, 11/12/2022(c)	9,845,583

		47,075,808

	Environmental — 0.6%
4,286,979	EnergySolutions LLC, New Term Loan, 3-month LIBOR + 4.750%, 6.090%, 5/29/2020(a)	4,340,566
3,354,779	EWT Holdings III Corp., 1st Lien Term Loan, 3-month LIBOR + 3.750%, 5.083%, 1/15/2021(a)	3,377,860
6,371,151	SiteOne Landscape Supply, Inc., 2017 Term Loan B, 1-month LIBOR + 3.500%, 4.850%, 4/29/2022(a)	6,403,007
4,769,000	Zep, Inc., 2017 1st Lien Term Loan, LIBOR + 4.000%, 5.380%, 8/12/2024(c)	4,798,807

		18,920,240

	Financial Other — 2.7%
10,389,478	Ascensus, Inc., 2017 Term Loan, 3-month LIBOR + 4.000%, 5.333%, 12/03/2022(a)	10,441,425
11,122,512	DBRS Ltd., Term Loan, 3-month LIBOR + 5.250%, 6.729%, 3/04/2022(a)	11,122,512
7,965,803	Eze Castle Software, Inc., New 2nd Lien Term Loan, 3-month LIBOR + 6.500%, 7.833%, 4/05/2021(a)	7,959,192
5,821,263	Grosvenor Capital Management Holdings LLP, 2016 Term Loan B, 1-month LIBOR + 3.000%, 4.350%, 8/18/2023(a)	5,823,707
10,665,000	LifeMiles Ltd., Term Loan B, 3-month LIBOR + 5.500%, 6.934%, 8/18/2022(i)	10,904,962
5,676,773	NAB Holdings LLC, 2017 Term Loan, 3-month LIBOR + 3.250%, 4.583%, 7/01/2024(a)	5,712,252
4,134,807	Resolute Investment Managers, Inc., 2017 1st Lien Term Loan B, 3-month LIBOR + 3.250%, 4.583%, 4/30/2022(a)	4,181,324
13,099,807	Victory Capital Management, Inc., 2017 Term Loan B, 3-month LIBOR + 5.250%, 6.583%, 10/31/2021(a)	13,263,555
10,187,000	Wall Street Systems Delaware, Inc., 2017 Term Loan B, 11/30/2024(b)	10,196,576

		79,605,505

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Food & Beverage — 3.2%
$9,127,030	AI Aqua Merger Sub, Inc., 2017 1st Lien Term Loan B, 1-month LIBOR + 3.500%, 4.850%, 12/13/2023(a)	$9,195,483
2,268,000	AI Aqua Merger Sub, Inc., 2017 Incremental Term Loan, 1-month LIBOR + 3.500%, 4.850%, 12/13/2023(a)	2,285,010
4,120,295	Arctic Glacier U.S.A., Inc., 2017 Term Loan B, 1-month LIBOR + 4.250%, 5.600%, 3/20/2024(a)	4,161,498
11,816,523	ASP MSG Acquisition Co., Inc., 2017 Term Loan B, 3-month LIBOR + 4.000%, 5.333%, 8/16/2023(a)	11,846,065
9,939,000	Atkins Nutritionals Holdings II, Inc., 2017 Term Loan B, 3-month LIBOR + 4.000%, 5.392%, 7/07/2024(a)	10,013,542
9,746,956	CPM Holdings, Inc., Term Loan B, 1-month LIBOR + 4.250%, 5.600%, 4/11/2022(a)	9,860,703
15,083,000	Give & Go Prepared Foods Corp., 2017 1st Lien Add-On Term Loan, 3-month LIBOR + 4.250%, 5.704%, 7/29/2023(i)	15,196,122
2,236,262	High Liner Foods, Inc., Refi Term Loan B, 4/24/2021(b)	2,240,467
3,164,371	Packers Holdings LLC, Term Loan B, 1-month LIBOR + 3.500%, 4.743%, 12/02/2021(a)	3,169,655
8,771,919	Proampac PG Borrower LLC, 2016 1st Lien Term Loan, LIBOR + 4.000%, 5.351%, 11/18/2023(c)	8,793,849
11,344,347	TKC Holdings, Inc., 2017 1st Lien Term Loan, LIBOR + 4.250%, 5.673%, 2/01/2023(c)	11,464,937
6,544,000	Utz Quality Foods LLC, 1st Lien Term Loan, 3-month LIBOR + 3.500%, 4.787%, 11/21/2024(a)	6,565,792

		94,793,123

	Gaming — 0.1%
2,621,418	Gateway Casinos & Entertainment Ltd., Term Loan B1, 3-month LIBOR + 3.750%, 5.083%, 2/22/2023(a)	2,648,444

	Health Insurance — 1.2%
16,414,915	Highland Acquisitions Holdings LLC, Term Loan B, 1-month LIBOR + 5.500%, 6.850%, 11/30/2022(a)	16,414,915
5,375,984	Sedgwick Claims Management Services, Inc., 2nd Lien Term Loan, 1-month LIBOR + 5.750%, 7.100%, 2/28/2022(a)	5,423,024
14,031,478	Sedgwick Claims Management Services, Inc., Incremental 2nd Lien Term Loan, 3-month LIBOR + 5.750%, 7.229%, 2/28/2022(a)	14,148,360

		35,986,299

	Healthcare — 6.7%
11,694,000	Argon Medical Devices, Inc., 2017 1st Lien Term Loan B, 10/11/2024(b)	11,737,852
8,752,176	ATI Holdings Acquisition, Inc., 2016 Term Loan, 3-month LIBOR + 3.500%, 4.847%, 5/10/2023(a)	8,817,817
10,961,915	BCPE Eagle Buyer LLC, 2017 1st Lien Term Loan, 1-month LIBOR + 4.250%, 5.600%, 3/18/2024(a)	10,907,105
13,470,881	CareCore National LLC, Term Loan B, 1-month LIBOR + 4.000%, 5.350%, 3/05/2021(a)	13,487,720
11,590,000	Carestream Dental Equiment, Inc., 2017 1st Lien Term Loan B, 3-month LIBOR + 3.250%, 4.583%, 9/01/2024(a)	11,597,302

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Healthcare — continued
$3,770,000	DuPage Medical Group Ltd., 1st Lien Term Loan, 3-month LIBOR + 3.000%, 4.416%, 8/15/2024(i)	$3,774,713
2,350,000	DuPage Medical Group Ltd., 2nd Lien Term Loan, 3-month LIBOR + 7.000%, 8.416%, 8/15/2025(a)	2,352,938
11,315,791	Explorer Holdings, Inc., 2016 Term Loan B, 3-month LIBOR + 3.750%, 5.130%, 5/02/2023(a)	11,386,515
14,893,581	FHC Health Systems, Inc., 2014 Term Loan, 1-month LIBOR + 4.000%, 5.350%, 12/23/2021(a)	14,595,710
2,224,425	GHX Ultimate Parent Corp., 2017 1st Lien Term Loan, 3-month LIBOR + 3.250%, 4.583%, 6/28/2024(a)	2,230,920
7,973,112	Greatbatch Ltd., 2017 1st Lien Term Loan B, 1-month LIBOR + 3.250%, 4.500%, 10/27/2022(a)	8,034,904
17,695,209	HC Group Holdings III, Inc., Term Loan B, 1-month LIBOR + 5.000%, 6.350%, 4/07/2022(a)	17,850,042
2,787,593	Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, 1-month LIBOR + 3.000%, 4.350%, 5/31/2021(a)	2,585,493
8,521,469	NMSC Holdings, Inc., 1st Lien Term Loan, 3-month LIBOR + 5.000%, 6.333%, 4/19/2023(a)	8,180,610
11,768,347	NVA Holdings, Inc., 2nd Lien Term Loan, 3-month LIBOR + 7.000%, 8.333%, 8/14/2022(a)	11,832,131
1,001,000	NVA Holdings, Inc., USD 1st Lien Term Loan B2, 3-month LIBOR + 3.500%, 4.833%, 8/14/2021(a)	1,007,256
14,729,858	Onex TSG Holdings II Corp., 1st Lien Term Loan, 1-month LIBOR + 4.000%, 5.350%, 7/31/2022(a)	14,416,848
11,602,000	Patterson Medical Holdings, Inc., 1st Lien Term Loan, 3-month LIBOR + 4.750%, 6.229%, 8/28/2022(i)	10,905,880
14,534,140	Surgery Center Holdings, Inc., 2017 Term Loan B, 1-month LIBOR + 3.250%, 4.600%, 9/02/2024(a)	14,307,117
7,062,675	Tecomet, Inc., 2017 Repriced Term Loan, 3-month LIBOR + 3.750%, 5.135%, 5/01/2024(a)	7,115,645
17,701	Tecomet, Inc., 2017 Repriced Term Loan, Prime + 2.500%, 6.750%, 5/01/2024(a)	17,834
3,428,408	U.S. Anesthesia Partners, Inc., 2017 Term Loan, 1-month LIBOR + 3.250%, 4.600%, 6/23/2024(a)	3,424,122
7,818,539	U.S. Renal Care, Inc., 2015 Term Loan B, 3-month LIBOR + 4.250%, 5.583%, 12/31/2022(a)	7,609,393

		198,175,867

	Home Construction — 1.1%
8,852,909	Hayward Industries, Inc., 1st Lien Term Loan, 1-month LIBOR + 3.500%, 4.850%, 8/05/2024(a)	8,875,041
13,413,984	LBM Borrower LLC, 2017 1st Lien Term Loan, LIBOR + 4.500%, 5.923%, 8/19/2022(c)	13,535,514
8,835,346	Zodiac Pool Solutions LLC, 2017 1st Lien Term Loan, 3-month LIBOR + 4.000%, 5.333%, 12/20/2023(a)	8,857,435

		31,267,990

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Independent Energy — 1.8%
$17,670,000	California Resources Corp., 2017 1st Lien Term Loan, 11/08/2022(b)	$17,369,787
6,160,000	California Resources Corp., Second Out Term Loan, 1-month LIBOR + 10.375%, 11.658%, 12/31/2021(a)	6,652,800
8,595,269	Chesapeake Energy Corp., Term Loan, 3-month LIBOR + 7.500%, 8.954%, 8/23/2021(a)	9,143,217
17,968,712	Gavilan Resources LLC, 2nd Lien Term Loan, 1-month LIBOR + 6.000%, 7.245%, 3/01/2024(a)	17,654,259
1,638,829	P2 Upstream Acquisition Co., 1st Lien Term Loan, 3-month LIBOR + 4.000%, 5.400%, 10/30/2020(a)	1,600,596

		52,420,659

	Industrial Other — 6.5%
6,517,000	ABG Intermediate Holdings 2 LLC, 2017 1st Lien Add-On Term Loan, 3-month LIBOR + 3.500%, 4.833%, 9/26/2024(a)	6,569,983
14,319,013	Allied Universal Holdco LLC, 2015 Term Loan, 3-month LIBOR + 3.750%, 5.083%, 7/28/2022(a)	14,226,942
6,341,617	Brickman Group Ltd. LLC, 2nd Lien Term Loan, 1-month LIBOR + 6.500%, 7.783%, 12/17/2021(a)	6,363,432
9,917,000	Capri Finance LLC, USD 2017 1st Lien Term Loan, 3-month LIBOR + 3.250%, 4.627%, 11/01/2024(a)	9,886,059
6,673,275	CIBT Holdings, Inc., 2017 Term Loan, 3-month LIBOR + 4.000%, 5.333%, 6/03/2024(a)	6,689,958
4,579,333	Crosby U.S. Acquisition Corp., 2nd Lien Term Loan, 3-month LIBOR + 6.000%, 7.446%, 11/22/2021(a)(e)(k)	3,821,453
4,999,698	Duke Finance LLC, 2017 Incremental Term Loan, 3-month LIBOR + 4.250%, 5.583%, 2/21/2024(a)	5,037,196
17,320,179	Eastman Kodak Co., Exit Term Loan, 3-month LIBOR + 6.250%, 7.583%, 9/03/2019(a)	15,436,610
18,856,959	Harland Clarke Holdings Corp., Term Loan B7, 2-month LIBOR + 4.750%, 6.072%, 11/01/2023(a)	18,909,947
9,613,364	Laureate Education, Inc., 2017 Term Loan B, 1-month LIBOR + 4.500%, 5.850%, 4/26/2024(a)	9,676,427
11,112,749	LTI Holdings, Inc., 2017 1st Lien Term Loan, 1-month LIBOR + 4.750%, 6.100%, 5/16/2024(a)	11,182,203
16,040,644	Merrill Communications LLC, 2015 Term Loan, 3-month LIBOR + 5.250%, 6.630%, 6/01/2022(a)	16,160,949
7,983,666	NES Global Talent Ltd., 1st Lien Term Loan, 3-month LIBOR + 5.500%, 6.880%, 10/03/2019(a)(e)(k)	7,185,299
405,000	Oasis Outsourcing Holdings, Inc., 2017 1st Lien Term Loan, 6/28/2023(b)	407,912
4,718,881	Oasis Outsourcing Holdings, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 3.750%, 5.069%, 6/28/2023(a)	4,752,810
7,184,775	Oxbow Carbon LLC, 2017 Term Loan B, 1-month LIBOR + 3.500%, 4.850%, 1/19/2020(a)	7,256,623
11,314,270	Power Products LLC, 2017 Term Loan B, 3-month LIBOR + 4.000%, 5.363%, 12/20/2022(a)	11,413,270
13,873,285	Sotera Health Holdings, LLC, 2017 Term Loan B, 1-month LIBOR + 3.000%, 4.350%, 5/15/2022(a)	13,847,342

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Industrial Other — continued
$5,244,129	Trojan Battery Co. LLC, 2013 Term Loan, 3-month LIBOR + 4.750%, 6.079%, 6/11/2021(i)	$5,217,908
4,601,033	Unifrax Corp., 2017 USD Term Loan B, 3-month LIBOR + 3.750%, 4.834%, 4/04/2024(i)	4,618,286
12,302,423	WireCo WorldGroup, Inc., 1st Lien Term Loan, 3-month LIBOR + 5.500%, 6.979%, 9/30/2023(a)	12,312,634

		190,973,243

	Internet & Data — 3.1%
12,129,000	CareerBuilder LLC, Term Loan, 3-month LIBOR + 6.750%, 8.083%, 7/26/2023(a)	11,734,807
19,911,788	EIG Investors Corp., 2017 Term Loan, LIBOR + 4.000%, 5.458%, 2/09/2023(c)	20,032,055
15,079,000	GTCR Valor Cos., Inc., USD 2017 Term Loan B1, 3-month LIBOR + 4.250%, 5.583%, 6/16/2023(a)	15,258,139
14,705,000	MH Sub I LLC, 2017 1st Lien Term Loan, 3-month LIBOR + 3.750%, 5.070%, 9/13/2024(a)	14,626,916
8,830,000	MH Sub I LLC, 2017 2nd Lien Term Loan, 3-month LIBOR + 7.500%, 8.820%, 9/15/2025(a)	8,712,296
2,178,000	NeuStar, Inc., 2nd Lien Term Loan, 3-month LIBOR + 8.000%, 9.397%, 8/08/2025(a)	2,197,733
8,414,000	NeuStar, Inc., Term Loan B2, 3-month LIBOR + 3.750%, 5.147%, 8/08/2024(a)	8,489,726
5,425,000	Polycom, Inc., 1st Lien Term Loan, 9/27/2023(b)	5,469,756
6,324,149	Polycom, Inc., 1st Lien Term Loan, 1-month LIBOR + 5.250%, 6.555%, 9/27/2023(i)	6,376,324

		92,897,752

	Leisure — 1.6%
8,776,334	CDS U.S. Intermediate Holdings, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 3.750%, 5.083%, 7/08/2022(a)	8,765,364
3,931,000	CDS U.S. Intermediate Holdings, Inc., 2nd Lien Term Loan, 3-month LIBOR + 8.250%, 9.583%, 7/10/2023(a)	3,904,780
16,439,798	Kingpin Intermediate Holdings LLC, 2017 1st Lien Term Loan B, 3-month LIBOR + 4.250%, 5.570%, 6/28/2024(a)	16,563,096
9,555,927	Leslie’s Poolmart, Inc., 2016 Term Loan, 3-month LIBOR + 3.750%, 5.064%, 8/16/2023(a)	9,516,078
4,391,240	Marine Acquisition Corp., New Term Loan B, 1-month LIBOR + 3.750%, 5.100%, 1/30/2021(a)	4,407,708
2,885,119	Recess Holdings, Inc., 2017 1st Lien Term Loan, 6-month LIBOR + 3.750%, 5.254%, 9/29/2024(a)	2,895,938
389,881	Recess Holdings, Inc., 2017 Delayed Draw Term Loan, 3.750%, 9/29/2024(d)	391,343

		46,444,307

	Media Entertainment — 3.7%
9,475,700	ALM Media Holdings, Inc., 1st Lien Term Loan, 3-month LIBOR + 4.500%, 5.833%, 7/31/2020(a)(e)(k)	8,528,130
7,592,253	Alpha Media LLC, 2016 Term Loan, LIBOR + 6.000%, 7.418%, 2/25/2022(c)	7,212,640
12,857,452	Camelot UK Holdco Ltd., 2017 Repriced Term Loan, 1-month LIBOR + 3.250%, 4.600%, 10/03/2023(a)	12,892,295

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Media Entertainment — continued
$13,473,948	Cengage Learning Acquisitions, Inc., 2016 Term Loan B, 1-month LIBOR + 4.250%, 5.495%, 6/07/2023(a)	$12,815,207
1,950,193	Extreme Reach, Inc., 1st Lien Term Loan, 3-month LIBOR + 6.250%, 7.590%, 2/07/2020(a)	1,938,823
14,278,000	Extreme Reach, Inc., 2nd Lien Term Loan, 1-month LIBOR + 10.000%, 11.283%, 1/24/2021(a)(e)(k)	13,278,540
12,566,887	LSC Communications, Inc., 2017 Term Loan B, 9/30/2022(b)	12,590,513
15,816,270	McGraw-Hill Global Education Holdings LLC, 2016 Term Loan B, 1-month LIBOR + 4.000%, 5.350%, 5/04/2022(a)	15,824,811
4,637,000	Project Sunshine IV Pty Ltd., 2017 Term Loan B, 8/11/2022(b)	4,648,593
7,314,208	Project Sunshine IV Pty Ltd., 2017 Term Loan B, 1-month LIBOR + 7.000%, 8.350%, 8/11/2022(a)	7,332,494
4,537,067	ProQuest LLC, New Term Loan B, 1-month LIBOR + 3.750%, 5.100%, 10/24/2021(a)	4,584,343
6,052,585	Sesac Holdco II LLC, 2017 1st Lien Term Loan, LIBOR + 3.250%, 4.622%, 2/23/2024(c)	6,045,019

		107,691,408

	Metals & Mining — 0.5%
5,720,502	Global Brass & Copper, Inc., 2016 Term Loan B, 1-month LIBOR + 3.250%, 4.625%, 7/18/2023(a)	5,763,406
9,713,598	Harsco Corp., Term Loan B, 1-month LIBOR + 5.000%, 6.375%, 11/02/2023(a)	9,754,103

		15,517,509

	Midstream — 1.1%
17,073,210	BCP Raptor LLC, Term Loan B, 3-month LIBOR + 4.250%, 5.729%, 6/24/2024(a)	17,190,674
9,316,617	Gulf Finance LLC, Term Loan B, 3-month LIBOR + 5.250%, 6.590%, 8/25/2023(a)	8,664,454
7,511,887	Limetree Bay Terminals LLC, 2017 Term Loan B, 1-month LIBOR + 4.000%, 5.283%, 2/15/2024(a)	7,408,599

		33,263,727

	Oil Field Services — 0.5%
10,240,283	Petroleum Geo-Services ASA, New Term Loan B, 3-month LIBOR + 2.500%, 3.833%, 3/19/2021(a)	8,407,990
316,667	Pinnacle Holdco S.a.r.l., 2nd Lien Term Loan, 2-month LIBOR + 11.250%, 12.583%, 7/24/2020(a)	294,500
7,371,607	Pinnacle Holdco S.a.r.l., Term Loan, PIK, 3-month LIBOR + 5.500%, 6.840%, 7/30/2019(a)(j)	7,242,604

		15,945,094

	Packaging — 1.3%
11,669,000	Klockner-Pentaplast of America, Inc., USD 2017 Term Loan B2, 3-month LIBOR + 4.250%, 5.583%, 6/30/2022(a)	11,751,616
9,110,337	PLZ Aeroscience Corp., USD Term Loan, LIBOR + 3.500%, 4.825%, 7/31/2022(c)	9,174,838
6,174,119	PPC Industries, Inc., 1st Lien Term Loan, 3-month LIBOR + 3.500%, 4.835%, 5/08/2024(a)	6,166,401

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Packaging — continued
$1,013,182	TricorBraun Holdings, Inc., 1st Lien Delayed Draw Term Loan, 1-month LIBOR + 3.750%, 5.037%, 11/30/2023(a)	$1,007,488
10,055,830	TricorBraun Holdings, Inc., 2016 1st Lien Term Loan, 3-month LIBOR + 3.750%, 5.083%, 11/30/2023(a)	9,999,316

		38,099,659

	Pharmaceuticals — 0.6%
3,450,000	Akorn, Inc., Term Loan B, 1-month LIBOR + 4.250%, 5.625%, 4/16/2021(a)	3,458,625
13,919,140	Endo Luxembourg Finance Co. I S.a r.l., 2017 Term Loan B, 1-month LIBOR + 4.250%, 5.625%, 4/29/2024(a)	14,001,124

		17,459,749

	Property & Casualty Insurance — 3.2%
5,942,944	Alliant Holdings I, Inc., 2015 Term Loan B, 3-month LIBOR + 3.250%, 4.578%, 8/12/2022(a)	5,965,586
4,506,884	AmWINS Group, Inc., 2017 2nd Lien Term Loan, 1-month LIBOR + 6.750%, 8.100%, 1/25/2025(a)	4,567,727
6,682,000	Broadstreet Partners, Inc., 2017 Term Loan B, 11/08/2023(b)	6,707,058
16,861,784	Confie Seguros Holding II Co., 2016 Term Loan B, LIBOR + 5.250%, 6.250%, 4/19/2022(c)	16,767,020
11,860,017	Cunningham Lindsey U.S., Inc., 1st Lien Term Loan, 3-month LIBOR + 3.750%, 5.083%, 12/10/2019(a)	11,607,991
5,255,227	Cunningham Lindsey U.S., Inc., 2nd Lien Term Loan, 3-month LIBOR + 8.000%, 9.333%, 6/10/2020(a)	4,696,860
469,000	Cypress Intermediate Holdings III, Inc., 2017 2nd Lien Term Loan, 1-month LIBOR + 6.750%, 8.100%, 4/27/2025(a)	480,139
12,756,730	Hyperion Insurance Group Ltd., 2017 Term Loan B, 1-month LIBOR + 4.000%, 5.375%, 4/29/2022(a)	12,862,993
9,375,000	Mitchell International, Inc., New 2nd Lien Term Loan, 3-month LIBOR + 7.500%, 8.880%, 10/11/2021(a)	9,375,000
7,972,150	VF Holding Corp., Reprice Term Loan, 1-month LIBOR + 3.250%, 4.600%, 6/30/2023(a)	8,014,482
5,448,837	York Risk Services Holding Corp., Term Loan B, 10/01/2021(b)	5,364,380
9,368,870	York Risk Services Holding Corp., Term Loan B, 1-month LIBOR + 3.750%, 5.100%, 10/01/2021(a)	9,223,653

		95,632,889

	Restaurants — 1.5%
2,862,029	Big Jack Holdings LP, 2017 Term Loan B, 4/05/2024(b)	2,858,452
7,531,601	Big Jack Holdings LP, 2017 Term Loan B, 1-month LIBOR + 4.000%, 5.350%, 4/05/2024(a)	7,522,187
6,967,393	Golden Nugget, Inc., 2017 Incremental Term Loan, 2-month LIBOR + 3.250%, 4.598%, 10/04/2023(i)	7,017,698
7,679,000	Portillo’s Holdings LLC, 2nd Lien Term Loan, 3-month LIBOR + 8.000%, 9.333%, 8/01/2022(a)	7,736,592
15,760,497	Red Lobster Management LLC, Term Loan B, 1-month LIBOR + 5.250%, 6.600%, 7/28/2021(a)	15,799,898
2,548,239	TriMark USA LLC, 2017 1st Lien Term Loan, LIBOR + 3.500%, 4.880%, 9/26/2024(c)	2,563,528

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Restaurants — continued
$113,761	TriMark USA LLC, Delayed Draw Term Loan, 9/26/2024(b)	$114,444

		43,612,799

	Retailers — 5.4%
16,516,889	Academy Ltd., 2015 Term Loan B, LIBOR + 4.000%, 5.314%, 7/01/2022(c)	13,236,470
10,922,738	Array Canada, Inc., Term Loan B, 3-month LIBOR + 5.000%, 6.333%, 2/10/2023(a)	10,963,698
15,642,144	Ascena Retail Group, Inc., 2015 Term Loan B, 1-month LIBOR + 4.500%, 5.875%, 8/21/2022(a)	13,282,839
4,941,976	At Home Holding III, Inc., Term Loan, 3-month LIBOR + 3.500%, 4.880%, 6/03/2022(a)	4,929,621
15,622,129	Bass Pro Group LLC, Term Loan B, 1-month LIBOR + 5.000%, 6.350%, 9/25/2024(a)	15,260,945
15,744,602	BDF Acquisition Corp., 1st Lien Term Loan, 1-month LIBOR + 4.750%, 6.100%, 2/12/2021(a)	15,488,752
5,699,850	David’s Bridal, Inc., New Term Loan B, 3-month LIBOR + 4.000%, 5.340%, 10/11/2019(a)	4,740,395
6,250,000	Hudson’s Bay Co., 2015 Term Loan B, 3-month LIBOR + 3.250%, 4.718%, 9/30/2022(a)	6,143,250
18,571,317	Jill Acquisition LLC, 2015 Term Loan, 3-month LIBOR + 5.000%, 6.380%, 5/08/2022(a)	17,155,254
6,028,288	Men’s Wearhouse, Inc. (The), Term Loan B, LIBOR + 3.500%, 4.785%, 6/18/2021(c)	5,963,002
10,269,415	Neiman Marcus Group Ltd. LLC, 2020 Term Loan, 1-month LIBOR + 3.250%, 4.492%, 10/25/2020(a)	8,366,698
11,737,048	PetSmart, Inc., Term Loan B2, 1-month LIBOR + 3.000%, 4.340%, 3/11/2022(a)	10,105,598
20,005,000	Staples, Inc., 2017 Term Loan B, 3-month LIBOR + 4.000%, 5.310%, 9/12/2024(a)	19,140,584
7,472,966	The Talbots, Inc., 1st Lien Term Loan, 1-month LIBOR + 4.500%, 5.850%, 3/19/2020(a)	7,217,615
8,040,607	The Talbots, Inc., 2nd Lien Term Loan, 1-month LIBOR + 8.500%, 9.850%, 3/19/2021(a)(e)(k)	7,799,389

		159,794,110

	Technology — 7.7%
15,633,818	Almonde, Inc., USD 1st Lien Term Loan, 3-month LIBOR + 3.500%, 4.979%, 6/13/2024(a)	15,613,181
11,080,000	Almonde, Inc., USD 2nd Lien Term Loan, 3-month LIBOR + 7.250%, 8.729%, 6/13/2025(a)	11,074,460
3,750,000	Aptean, Inc., 2016 2nd Lien Term Loan, 3-month LIBOR + 9.500%, 10.840%, 12/14/2023(a)	3,775,012
15,622,495	Aptean, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 4.250%, 5.590%, 12/20/2022(a)	15,726,697
10,556,854	Aricent Technologies, 1st Lien Term Loan, 1-month LIBOR + 4.500%, 5.746%, 4/14/2021(a)	10,580,607
8,988,000	DigiCert, Inc., 2017 2nd Lien Term Loan, 10/31/2025(b)	9,032,940

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$2,818,000	DigiCert, Inc., 2017 2nd Lien Term Loan, 3-month LIBOR + 8.000%, 9.380%, 10/31/2025(a)	$2,832,090
2,122,000	DigiCert, Inc., 2017 Term Loan B1, 3-month LIBOR + 4.750%, 6.130%, 10/31/2024(a)	2,147,867
10,664,972	Greeneden U.S. Holdings II LLC, USD 2017 Term Loan B2, 3-month LIBOR + 3.750%, 5.083%, 12/01/2023(a)	10,720,537
14,143,669	Hyland Software, Inc., 2017 2nd Lien Term Loan, 1-month LIBOR + 7.000%, 8.350%, 7/07/2025(a)	14,426,542
11,689,347	IQOR U.S., Inc., 2nd Lien Term Loan, 3-month LIBOR + 8.750%, 10.085%, 4/01/2022(a)	11,233,462
13,070,417	IQOR U.S., Inc., Term Loan B, 3-month LIBOR + 5.000%, 6.335%, 4/01/2021(a)	13,005,065
9,392,000	McAfee LLC, 2017 2nd Lien Term Loan, 3-month LIBOR + 8.500%, 9.833%, 9/29/2025(a)	9,488,832
7,869,452	Openlink International Intermediate, Inc., 2017 Term Loan, LIBOR + 6.500%, 7.880%, 7/29/2019(c)	7,898,963
2,208,663	Optiv Security, Inc., 1st Lien Term Loan, 3-month LIBOR + 3.250%, 4.625%, 2/01/2024(a)	2,103,067
6,638,621	Presidio, Inc., 2017 Term Loan B, LIBOR + 3.250%, 4.585%, 2/02/2022(c)	6,681,175
1,099,000	Quest Software U.S. Holdings, Inc., 2017 Term Loan B, 10/31/2022(b)	1,110,902
12,305,000	Quest Software U.S. Holdings, Inc., 2017 Term Loan B, 3-month LIBOR + 5.500%, 6.919%, 10/31/2022(a)	12,438,263
11,645,736	Riverbed Technology, Inc., 2016 Term Loan, 1-month LIBOR + 3.250%, 4.600%, 4/24/2022(a)	11,427,379
6,109,958	Rocket Software, Inc., 2016 1st Lien Term Loan, 3-month LIBOR + 4.250%, 5.583%, 10/14/2023(a)	6,160,854
5,657,835	Rocket Software, Inc., 2016 2nd Lien Term Loan, 3-month LIBOR + 9.500%, 10.833%, 10/14/2024(a)	5,733,254
19,086,672	Sirius Computer Solutions, Inc., 2016 Term Loan, 1-month LIBOR + 4.250%, 5.600%, 10/30/2022(a)	19,150,231
5,889,351	SurveyMonkey, Inc., 2017 Term Loan, 3-month LIBOR + 4.500%, 5.840%, 4/13/2024(a)	5,918,798
18,442,703	Veritas Bermuda Ltd., USD Repriced Term Loan B, 3-month LIBOR + 4.500%, 5.833%, 1/27/2023(a)	18,438,093

		226,718,271

	Transportation Services — 1.7%
12,746,945	AI Mistral Holdco Ltd., 2017 Term Loan B, 1-month LIBOR + 3.000%, 4.350%, 3/09/2024(a)	12,691,241
8,894,708	American Traffic Solutions, Inc., 1st Lien Term Loan, 1-month LIBOR + 4.500%, 5.850%, 5/24/2024(a)	8,939,181
3,000,000	Transplace International, Inc., 1st Lien Term Loan, 10/07/2024(b)	3,026,250
8,626,000	Transplace International, Inc., 1st Lien Term Loan, 1-month LIBOR + 4.250%, 5.492%, 10/07/2024(a)	8,701,477
17,094,914	Uber Technologies, Term Loan B, 3-month LIBOR + 4.000%, 5.328%, 7/13/2023(a)	17,223,126

		50,581,275

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Utility Other — 1.0%
$9,084,276	Meter Readings Holding LLC, 2016 Term Loan B, 3-month LIBOR + 5.750%, 7.229%, 8/29/2023(a)	$9,220,540
4,746,250	PowerTeam Services LLC, 1st Lien Term Loan, 3-month LIBOR + 3.250%, 4.583%, 5/06/2020(a)	4,764,048
14,752,405	PowerTeam Services LLC, 2nd Lien Term Loan, 3-month LIBOR + 7.250%, 8.583%, 11/06/2020(a)	14,697,084

		28,681,672

	Wireless — 1.6%
28,717,391	Asurion LLC, 2017 2nd Lien Term Loan, 1-month LIBOR + 6.000%, 7.350%, 8/04/2025(a)	29,442,505
7,508,335	GTT Communications, Inc., 2017 Add on Term Loan B, 1-month LIBOR + 3.250%, 4.625%, 1/09/2024(a)	7,555,262
9,702,689	LSF9 Atlantis Holdings LLC, 2017 Term Loan, 1-month LIBOR + 6.000%, 7.242%, 5/01/2023(a)	9,720,930

		46,718,697

	Wirelines — 1.1%
11,527,000	Avaya, Inc., Exit Term Loan B, 11/08/2024(b)	11,364,354
6,612,959	Communications Sales & Leasing, Inc., 2017 Term Loan B, 1-month LIBOR + 3.000%, 4.350%, 10/24/2022(a)	6,360,873
13,615,000	Coral-U.S. Co. Borrower LLC, Term Loan B3, 1-month LIBOR + 3.500%, 4.850%, 1/31/2025(a)	13,627,798

		31,353,025

	Total Senior Loans (Identified Cost $2,570,470,069)	2,553,003,921

Bonds and Notes — 8.1%
	Cable Satellite — 0.4%
12,918,655	Wave Holdco LLC/Wave Holdco Corp., PIK, 8.250%, 7/15/2019, 144A(l)	12,915,554

	Chemicals — 0.2%
4,842,000	Consolidated Energy Finance S.A., 6.750%, 10/15/2019, 144A	4,914,630

	Environmental — 0.2%
4,860,000	GFL Environmental, Inc., 5.625%, 5/01/2022, 144A	5,005,800

	Finance Companies — 0.5%
14,035,000	iStar, Inc., 6.000%, 4/01/2022	14,543,769

	Healthcare — 0.8%
4,225,000	Select Medical Corp., 6.375%, 6/01/2021	4,335,906
18,905,000	Tenet Healthcare Corp., 8.125%, 4/01/2022	18,715,950

		23,051,856

	Independent Energy — 1.4%
10,540,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	11,462,250
10,675,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A	10,223,234
4,500,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	4,584,375

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Independent Energy — continued
$13,270,000	SM Energy Co., 6.500%, 1/01/2023	$13,402,700

		39,672,559

	Metals & Mining — 0.5%
6,410,000	Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022, 144A	6,618,325
9,375,000	Petra Diamonds U.S. Treasury PLC, 7.250%, 5/01/2022, 144A	9,433,594

		16,051,919

	Non-Agency Commercial Mortgage-Backed Securities — 0.3%
9,782,835	Motel 6 Trust, Series 2017-M6MZ, Class M, 1-month LIBOR + 6.927%, 8.165%, 8/15/2019, 144A(a)	9,929,391

	Oil Field Services — 0.2%
5,625,000	Petroleum Geo-Services ASA, 7.375%, 12/15/2020, 144A	5,051,953

	Property & Casualty Insurance — 1.2%
14,090,000	Ardonagh Midco 3 PLC, 8.625%, 7/15/2023, 144A	14,711,933
19,282,000	HUB International Ltd., 7.875%, 10/01/2021, 144A	20,053,280

		34,765,213

	Technology — 0.4%
12,678,000	Blackboard, Inc., 9.750%, 10/15/2021, 144A	11,473,590

	Transportation Services — 0.5%
14,085,000	Hertz Corp. (The), 7.625%, 6/01/2022, 144A	14,538,819

	Wirelines — 1.5%
17,475,000	Frontier Communications Corp., 8.125%, 10/01/2018	17,343,937
16,445,000	Windstream Services LLC/Windstream Finance Corp., 7.750%, 10/15/2020	14,224,925
17,640,000	Windstream Services LLC/Windstream Finance Corp., 7.750%, 10/01/2021	13,318,200

		44,887,062

	Total Bonds and Notes (Identified Cost $238,556,383)	236,802,115

Shares
Common Stocks — 0.2%
	Energy Equipment & Services — 0.1%
61,854	Ameriforge Group, Inc.(e)(f)(g)(m)(n)	2,474,160

	Industrial Conglomerates — 0.0%
20,609	TwentyEighty, Inc., Class A(e)(f)(g)(m)(n)	—

	Oil, Gas & Consumable Fuels — 0.1%
456,710	Blue Ridge Mountain Resource, Inc.(f)(g)(m)(n)	4,110,390
4,762	Rex Energy Corp.(m)	8,762

		4,119,152

	Specialty Retail — 0.0%
1,790,825	Onsite Rental Group Pty Ltd.(e)(f)(g)(m)(n)	—

	Total Common Stocks (Identified Cost $12,875,123)	6,593,312

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 7.5%
$221,857,564	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2017 at 0.340% to be repurchased at $221,859,660 on 12/01/2017 collateralized by $138,220,000 U.S. Treasury Bond, 2.375% due 1/15/2025 valued at $206,635,445; $19,235,000 U.S. Treasury Note, 2.500% due 5/15/2024 valued at $19,550,281 and $115,000 U.S. Treasury Note, 2.000% due 4/30/2024 valued at $113,574 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $221,857,564)	$221,857,564

	Total Investments — 102.4% (Identified Cost $3,043,759,139)	3,018,256,912
	Other assets less liabilities — (2.4)%	(69,601,187)

	Net Assets — 100.0%	$2,948,655,725

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of November 30, 2017 is disclosed.
(b)	Position is unsettled. Contract rate was not determined at November 30, 2017 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(c)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at November 30, 2017. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(d)	Unfunded loan commitment. An unfunded loan commitment is a contractual obligation for future funding at the option of the Borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement. See Note 2 of Notes to Financial Statements.
(e)	Illiquid security. (Unaudited)
(f)	Fair valued by the Fund’s adviser. At November 30, 2017, the value of these securities amounted to $8,969,131 or 0.3% of net assets.
(g)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended November 30, 2017, the issuer has not made any interest payments.
(i)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at November 30, 2017.
(j)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended November 30, 2017 interest payments were made in cash and principal.
(k)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At November 30, 2017, the value of these securities amounted to $47,994,227 or 1.6% of net assets.
(l)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended November 30, 2017, interest payments were made in cash.
(m)	Non-income producing security.

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of November 30, 2017

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

(n)	Securities subject to restrictions on resale. At November 30, 2017, the restricted securities held by the Fund are as follows:

	Acquisition Date	Cost	Value	% of Net Assets
Ameriforge Group, Inc.	August 22, 2017	$2,262,602	$2,474,160	0.1%
Blue Ridge Mountain Resource, Inc.	May 13, 2016	8,178,004	4,110,390	0.1%
Onsite Rental Group Pty Ltd.	November 3, 2017	—	—	—
Onsite Rental Group Pty Ltd., PIK Term Loan B	November 3, 2017	2,384,581	2,384,581	Less than 0.1%
TwentyEighty, Inc. Class A	February 7, 2017	—	—	—
TwentyEighty, Inc. PIK Term Loan B	February 7, 2017	4,855,279	2,231,894	Less than 0.1%
TwentyEighty, Inc. PIK Term Loan C	February 7, 2017	3,427,257	1,593,687	Less than 0.1%

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2017, the value of Rule 144A holdings amounted to $136,332,353 or 4.6% of net assets.

LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind

Industry Summary at November 30, 2017

Technology	8.1%
Healthcare	7.5
Consumer Cyclical Services	7.4
Industrial Other	6.5
Retailers	5.4
Consumer Products	5.3
Automotive	4.9
Property & Casualty Insurance	4.4
Media Entertainment	3.7
Food & Beverage	3.2
Independent Energy	3.2
Internet & Data	3.1
Financial Other	2.7
Wirelines	2.6
Transportation Services	2.2
Building Materials	2.2
Other Investments, less than 2% each	22.5
Short-Term Investments	7.5

Total Investments	102.4
Other assets less liabilities	(2.4)

Net Assets	100.0%

See accompanying notes to financial statements.

23  |

This Page Intentionally Left Blank

|  24

Statement of Assets and Liabilities

November 30, 2017

ASSETS
Investments at cost	$3,043,759,139
Net unrealized depreciation	(25,502,227)

Investments at value	3,018,256,912
Cash	7,299,353
Receivable for Fund shares sold	9,700,858
Receivable for securities sold	77,604,514
Interest receivable	15,826,723
Prepaid expenses (Note 7)	413,880

TOTAL ASSETS	3,129,102,240

LIABILITIES
Payable for securities purchased	171,496,850
Unfunded loan commitments (Note 2)	3,560,621
Payable for Fund shares redeemed	3,136,506
Management fees payable (Note 5)	1,424,837
Deferred Trustees’ fees (Note 5)	120,675
Administrative fees payable (Note 5)	108,001
Payable to distributor (Note 5d)	14,051
Other accounts payable and accrued expenses	584,974

TOTAL LIABILITIES	180,446,515

NET ASSETS	$2,948,655,725

NET ASSETS CONSIST OF:
Paid-in capital	$3,090,702,536
Undistributed net investment income	1,429,439
Accumulated net realized loss on investments	(117,974,023)
Net unrealized depreciation on investments	(25,502,227)

NET ASSETS	$2,948,655,725

See accompanying notes to financial statements.

25  |

Statement of Assets and Liabilities (continued)

November 30, 2017

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$450,633,121

Shares of beneficial interest	45,552,503

Net asset value and redemption price per share	$9.89

Offering price per share (100/96.50 of net asset value) (Note 1)	$10.25

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$318,635,088

Shares of beneficial interest	32,308,552

Net asset value and offering price per share	$9.86

Class N shares:
Net assets	$103,921

Shares of beneficial interest	10,501

Net asset value, offering and redemption price per share	$9.90

Class Y shares:
Net assets	$2,179,283,595

Shares of beneficial interest	220,152,660

Net asset value, offering and redemption price per share	$9.90

See accompanying notes to financial statements.

|  26

Statement of Operations

For the Year Ended November 30, 2017

INVESTMENT INCOME
Interest	$169,250,277
Dividends	301,135

169,551,412

Expenses
Management fees (Note 5)	16,403,916
Service and distribution fees (Note 5)	4,296,102
Administrative fees (Note 5)	1,218,487
Trustees’ fees and expenses (Note 5)	96,895
Transfer agent fees and expenses (Notes 5 and 6)	1,785,903
Audit and tax services fees	84,834
Commitment fees (Note 7)	1,617,778
Custodian fees and expenses	402,579
Legal fees	72,482
Registration fees	344,175
Shareholder reporting expenses	158,863
Miscellaneous expenses (Note 7)	484,776

Total expenses	26,966,790
Less waiver and/or expense reimbursement (Note 5)	(798,830)

Net expenses	26,167,960

Net investment income	143,383,452

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(15,140,236)
Net change in unrealized appreciation (depreciation) on:
Investments	17,242,608

Net realized and unrealized gain on investments	2,102,372

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$145,485,824

See accompanying notes to financial statements.

27  |

Statement of Changes in Net Assets

	Year Ended November 30, 2017	Year Ended November 30, 2016
FROM OPERATIONS:
Net investment income	$143,383,452	$102,561,865
Net realized loss on investments	(15,140,236)	(47,552,361)
Net change in unrealized appreciation (depreciation) on investments	17,242,608	75,122,619

Net increase in net assets resulting from operations	145,485,824	130,132,123

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(22,962,420)	(18,052,980)
Class C	(14,637,354)	(14,794,620)
Class N	(3,467)	—
Class Y	(110,906,925)	(73,403,210)

Total distributions	(148,510,166)	(106,250,810)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	824,626,113	160,833,250

Net increase in net assets	821,601,771	184,714,563
NET ASSETS
Beginning of the year	2,127,053,954	1,942,339,391

End of the year	$2,948,655,725	$2,127,053,954

UNDISTRIBUTED NET INVESTMENT INCOME	$1,429,439	$676,549

See accompanying notes to financial statements.

|  28

Financial Highlights

For a share outstanding throughout each period.

	Class A
	Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015		Year Ended November 30, 2014		Year Ended November 30, 2013
Net asset value, beginning of the period	$9.88		$9.69		$10.40		$10.56		$10.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.51		0.56		0.55		0.58		0.56
Net realized and unrealized gain (loss)	0.03		0.21		(0.68)		(0.14)		0.10

Total from Investment Operations	0.54		0.77		(0.13)		0.44		0.66

LESS DISTRIBUTIONS FROM:
Net investment income	(0.53)		(0.58)		(0.58)		(0.60)		(0.60)
Net realized capital gains	—		—		—		—		(0.06)

Total Distributions	(0.53)		(0.58)		(0.58)		(0.60)		(0.66)

Net asset value, end of the period	$9.89		$9.88		$9.69		$10.40		$10.56

Total return(b)	5.53	%(c)	8.31	%(c)	(1.33	)%(c)	4.22	%(c)	6.43%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$450,633		$367,850		$361,834		$317,293		$421,127
Net expenses	1.05	%(d)	1.05	%(d)	1.07	%(d)(e)	1.10	%(d)(f)	1.10	%(g)
Gross expenses	1.08%		1.13%		1.08	%(e)	1.11	%(f)	1.10	%(g)
Net investment income	5.14%		5.84%		5.45%		5.48%		5.30%
Portfolio turnover rate	87%		75%		67%		107%		82%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 1.05% and the ratio of gross expenses would have been 1.06%.
(f)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 1.05% and the ratio of gross expenses would have been 1.06%.
(g)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

29  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class C
	Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015		Year Ended November 30, 2014		Year Ended November 30, 2013
Net asset value, beginning of the period	$9.85		$9.67		$10.38		$10.53		$10.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.43		0.49		0.48		0.50		0.48
Net realized and unrealized gain (loss)	0.03		0.20		(0.68)		(0.13)		0.10

Total from Investment Operations	0.46		0.69		(0.20)		0.37		0.58

LESS DISTRIBUTIONS FROM:
Net investment income	(0.45)		(0.51)		(0.51)		(0.52)		(0.53)
Net realized capital gains	—		—		—		—		(0.06)

Total Distributions	(0.45)		(0.51)		(0.51)		(0.52)		(0.59)

Net asset value, end of the period	$9.86		$9.85		$9.67		$10.38		$10.53

Total return(b)	4.76	%(c)	7.41	%(c)	(2.06	)%(c)	3.47	%(c)	5.70%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$318,635		$300,811		$287,330		$215,189		$190,618
Net expenses	1.80	%(d)	1.80	%(d)	1.82	%(d)(e)	1.85	%(d)(f)	1.85	%(g)
Gross expenses	1.83%		1.88%		1.83	%(e)	1.87	%(f)	1.85	%(g)
Net investment income	4.38%		5.10%		4.71%		4.77%		4.56%
Portfolio turnover rate	87%		75%		67%		107%		82%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 1.80% and the ratio of gross expenses would have been 1.81%.
(f)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 1.80% and the ratio of gross expenses would have been 1.82%.
(g)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  30

Financial Highlights (continued)

For a share outstanding throughout each period.

Class N
Period Ended November 30, 2017*
Net asset value, beginning of the period	$9.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37
Net realized and unrealized gain (loss)	(0.05)

Total from Investment Operations	0.32

LESS DISTRIBUTIONS FROM:
Net investment income	(0.38)
Net realized capital gains	—

Total Distributions	(0.38)

Net asset value, end of the period	$9.90

Total return(b)(c)	3.28%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$104
Net expenses(d)(e)	0.75%
Gross expenses(e)	0.92%
Net investment income(e)	5.63%
Portfolio turnover rate(f)	87%

*	From commencement of Class operations on March 31, 2017 through November 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended November 30, 2017.

See accompanying notes to financial statements.

31  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class Y
	Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015		Year Ended November 30, 2014		Year Ended November 30, 2013
Net asset value, beginning of the period	$9.89		$9.70		$10.41		$10.56		$10.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.54		0.59		0.58		0.61		0.59
Net realized and unrealized gain (loss)	0.02		0.21		(0.68)		(0.13)		0.09

Total from Investment Operations	0.56		0.80		(0.10)		0.48		0.68

LESS DISTRIBUTIONS FROM:
Net investment income	(0.55)		(0.61)		(0.61)		(0.63)		(0.63)
Net realized capital gains	—		—		—		—		(0.06)

Total Distributions	(0.55)		(0.61)		(0.61)		(0.63)		(0.69)

Net asset value, end of the period	$9.90		$9.89		$9.70		$10.41		$10.56

Total return	5.79	%(b)	8.58	%(b)	(1.08	)%(b)	4.49	%(b)	6.68%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,179,284		$1,458,394		$1,293,175		$1,022,193		$760,972
Net expenses	0.80	%(c)	0.80	%(c)	0.82	%(c)(d)	0.85	%(c)(e)	0.85	%(f)
Gross expenses	0.83%		0.88%		0.83	%(d)	0.87	%(e)	0.85	%(f)
Net investment income	5.41%		6.09%		5.69%		5.76%		5.55%
Portfolio turnover rate	87%		75%		67%		107%		82%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 0.80% and the ratio of gross expenses would have been 0.81%.
(e)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 0.80% and the ratio of gross expenses would have been 0.82%.
(f)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

|  32

Notes to Financial Statements

November 30, 2017

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in this report pertains to Loomis Sayles Senior Floating Rate and Fixed Income Fund (the “Fund”).

The Fund is a non-diversified investment company.

The Fund offers Class A, Class C, Class N (effective March 31, 2017) and Class Y shares. Class T shares of the Fund are not currently available for purchase. Class A shares are sold with a maximum front-end sales charge of 3.50%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the

33  |

Notes to Financial Statements (continued)

November 30, 2017

financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Senior loans are valued at bid prices supplied by an independent pricing service, if available. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account

|  34

Notes to Financial Statements (continued)

November 30, 2017

factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

As of November 30, 2017, securities held by the Fund were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$47,994,227	1.6%	$8,969,131	0.3%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of November 30, 2017 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be

35  |

Notes to Financial Statements (continued)

November 30, 2017

subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

d.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts reported on the Statement of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales and premium amortization. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Fund’s fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended November 30, 2017 and 2016 were as follows:

2017 Distributions Paid From:			2016 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$148,510,166	$—	$148,510,166	$106,250,810	$—	$106,250,810

|  36

Notes to Financial Statements (continued)

November 30, 2017

As of November 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,550,114

Capital loss carryforward:
Short-term:
No expiration date	(22,078,683)
Long-term:
No expiration date	(94,401,809)

Total capital loss carryforward	(116,480,492)

Unrealized depreciation	(26,995,758)

Total accumulated losses	$(141,926,136)

As of November 30, 2017, the cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

Federal tax cost	$3,045,252,670

Gross tax appreciation	23,729,868
Gross tax depreciation	(50,725,626)

Net tax depreciation	$(26,995,758)

e.  Repurchase Agreements.  The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of November 30, 2017, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

f.  Unfunded Loan Commitments.  The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, and are recorded as a liability on the Statement of Assets and Liabilities at par value.

37  |

Notes to Financial Statements (continued)

November 30, 2017

As of November 30, 2017, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
Allied Universal Holdco LLC	2017 Delayed Draw Term Loan	$2,651,609	$2,635,036
DuBois Chemicals, Inc.	2017 Delayed Draw Term Loan	194,733	195,220
Engineered Machinery Holdings, Inc.	1st Lien Delayed Draw Term Loan	324,398	324,398
Recess Holdings, Inc.	2017 Delayed Draw Term Loan	389,881	391,343

		$3,560,621	$3,545,997

g.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may

|  38

Notes to Financial Statements (continued)

November 30, 2017

be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2017, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Senior Loans
Construction Machinery	$—	$9,099,559	$2,384,581	(b)	$11,484,140
Consumer Cyclical Services	—	215,122,193	3,825,581	(c)	218,947,774
All Other Senior Loans(a)	—	2,322,572,007	—		2,322,572,007

Total Senior Loans	—	2,546,793,759	6,210,162		2,553,003,921

Bonds and Notes(a)	—	236,802,115	—		236,802,115
Common Stocks
Energy Equipment & Services	—	—	2,474,160	(b)	2,474,160
Industrial Conglomerates	—	—	—	(b)	—
Oil, Gas & Consumable Fuels	8,762	—	4,110,390	(b)	4,119,152
Specialty Retail	—	—	—	(d)	—

Total Common Stocks	8,762	—	6,584,550		6,593,312

Short-Term Investments	—	221,857,564	—		221,857,564

Total	$8,762	$3,005,453,438	$12,794,712		$3,018,256,912

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.
(c)	Valued using broker-dealer bid prices.
(d)	Fair valued at zero using level 3 inputs by the Fund’s adviser.

39  |

Notes to Financial Statements (continued)

November 30, 2017

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of November 30, 2016 and/or November 30, 2017:

Asset Valuation Inputs

Investments in Securities	Balance as of November 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Senior Loans
Construction Machinery	$—	$9,784	$—	$(9,784)	$2,384,581
Consumer Cyclical Services	—	—	—	(4,711,850)	8,537,431
Media Entertainment	6,353,235	3,171	44,359	(47,530)	—
Common Stocks
Energy Equipment & Services	—	—	—	211,558	2,262,602
Industrial Conglomerates	—	—	—	—	—
Media	1,169,285	—	13,692	863,301	—
Oil, Gas & Consumable Fuels	—	—	—	(912,371)	5,023
Specialty Retail	—	—	—	—	—

Total	$7,522,520	$12,955	$58,051	$(4,606,676)	$13,189,637

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Held at November 30, 2017
Senior Loans
Construction Machinery	$—	$—	$—	$2,384,581	$(9,784)
Consumer Cyclical Services	—	—	—	3,825,581	(4,711,850)
Media Entertainment	(6,353,235)	—	—	—	—
Common Stocks
Energy Equipment & Services	—	—	—	2,474,160	211,558
Industrial Conglomerates	—	—	—	— (a)	—
Media	(2,046,278)	—	—	—	—
Oil, Gas & Consumable Fuels	—	5,017,738	—	4,110,390	(912,371)
Specialty Retail	—	—	—	— (a)	—

Total	$(8,399,513)	$5,017,738	$—	$12,794,712	$(5,422,447)

(a)	Fair Valued at zero.

|  40

Notes to Financial Statements (continued)

November 30, 2017

A common stock valued at $5,017,738 was transferred from Level 1 to Level 3 during the period ended November 30, 2017. At November 30, 2016, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies but was misclassified as Level 1. At November 30, 2017, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security. The effect of the misclassification is not considered material to the November 30, 2016 annual report. Management has made the necessary changes to the Fund’s controls to address the circumstances that led to the misclassification.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended November 30, 2017, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $3,114,152,616 and $2,282,720,851, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.60%, calculated daily and payable monthly, based on the Fund’s average daily managed assets, which include borrowings used for leverage.

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until March 31, 2018, may be terminated before then only with the consent of the Fund’s Board of Trustees, and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking.

For the year ended November 30, 2017, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class N	Class Y
1.05%	1.80%	0.75%	0.80%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated

41  |

Notes to Financial Statements (continued)

November 30, 2017

to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended November 30, 2017, the management fees and waiver of management fees for the Fund were as follows:

Gross Management	Contractual Waivers of Management	Net Management	Percentage of Average Daily Net Assets
Fees	Fees[1]	Fees	Gross	Net
$16,403,916	$798,732	$15,605,184	0.60%	0.57%

[1]	Management fee waiver is subject to possible recovery until November 30, 2018.

No expenses were recovered for the Fund during the year ended November 30, 2017 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Fund’s Class C shares (the “Class C Plan”).

Under the Class A Plan, the Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plan, the Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plan, the Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

|  42

Notes to Financial Statements (continued)

November 30, 2017

For the year ended November 30, 2017, the service and distribution fees for the Fund were as follows:

Service Fees		Distribution Fees
Class A	Class C	Class C
$1,081,705	$803,599	$2,410,798

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Fund and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, the Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

For the year ended November 30, 2017, the administrative fees for the Fund were $1,218,487.

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board of Trustees, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended November 30, 2017, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $1,631,082.

43  |

Notes to Financial Statements (continued)

November 30, 2017

As of November 30, 2017, the Fund owes Natixis Distribution $14,051 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended November 30, 2017 amounted to $159,839.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2018, the Chairperson of the Board will receive a retainer fee at the annual rate of $340,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $170,000, the chairperson of the Contract Review Committee and Audit Committee each will receive an additional retainer fee at the annual rate of $20,000 and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $12,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’

|  44

Notes to Financial Statements (continued)

November 30, 2017

deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

g.  Affiliated Ownership.  As of November 30, 2017, Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Fund representing 0.42% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through March 31, 2018 and is not subject to recovery under the expense limitation agreement described above.

For the period March 31, 2017 through November 30, 2017, Natixis Advisors reimbursed the Fund $98 for transfer agency expenses related to Class N shares.

6.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the period from March 31, 2017, commencement of Class N operations, through November 30, 2017, the Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

Transfer Agent Fees and Expenses
Class A	Class C	Class N	Class Y
$194,493	$142,770	$98	$929,511

7.  Line of Credit.  The Fund has entered into a syndicated, committed, secured line of credit with Sumitomo Mitsui Banking Corporation (the “Administrative Agent”), the Bank of Nova Scotia and National Australia Bank Limited (each a “Lender” and together with the Administrative Agent “Lenders”) under which it may borrow for investment or liquidity purposes. The commitment of the Lenders to make loans to the Fund shall not exceed $400,000,000 at any one time. Under the terms of the agreement, the Lenders are entitled to a security interest in the assets of the Fund as collateral. Interest is charged to the Fund based upon the terms set forth in the agreement. In addition, a commitment fee of 0.400% per annum payable to the Administrative Agent

45  |

Notes to Financial Statements (continued)

November 30, 2017

for the account of each Lender is accrued by the Fund based on the unused portion of the line of credit. The Fund paid the Administrative Agent an upfront fee of $400,000 and an administrative agent fee of $25,000, for a total of $425,000, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statement of Operations. The unamortized balance is reflected as prepaid expenses on the Statement of Assets and Liabilities.

During the year ended November 30, 2017, the Fund had no borrowings under this agreement.

8.  Concentration of Risk.  The Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

The senior loans in which the Fund expects to invest will generally not be rated investment grade by the rating agencies. Economic downturns generally increase non-payment rates and a senior loan could lose a substantial part of its value prior to default. Senior loans are subject to credit risk, and secured loans may not be adequately collateralized. The interest rates of senior loans reset frequently, and thus senior loans are subject to interest rate risk. There may also be less public information available about senior loans as compared to other debt securities.

Senior loans are generally less liquid than many other debt securities. Transactions in senior loans may settle on a delayed basis, such that the Fund may not receive the proceeds from the sale of a loan for a substantial period of time (greater than seven days) after the sale. As a result, the proceeds related to the sale of senior loans may not be available to make additional investments or to meet the Fund’s redemption obligations until substantial period (greater than seven days) after the sale of the loans.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of November 30, 2017, based on management’s evaluation of the shareholder account base, the Fund had accounts (including accounts owned by affiliates) representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Number of 5% Account Holders	Percentage of Ownership
1	7.06%

|  46

Notes to Financial Statements (continued)

November 30, 2017

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended November 30, 2017		Year Ended November 30, 2016
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	29,869,396	$297,228,483	20,480,580	$199,904,560
Issued in connection with the reinvestment of distributions	1,710,961	16,967,784	1,398,898	13,450,843
Redeemed	(23,253,074)	(231,277,219)	(21,980,682)	(210,413,855)

Net change	8,327,283	$82,919,048	(101,204)	$2,941,548

Class C
Issued from the sale of shares	11,034,436	$109,442,465	8,258,244	$79,805,437
Issued in connection with the reinvestment of distributions	981,126	9,700,556	928,507	8,902,661
Redeemed	(10,236,275)	(101,473,915)	(8,382,772)	(80,176,657)

Net change	1,779,287	$17,669,106	803,979	$8,531,441

Class N(a)
Issued from the sale of shares	10,151	$101,001	—	$—
Issued in connection with the reinvestment of distributions	350	3,467	—	—

Net change	10,501	$104,468	—	$—

Class Y
Issued from the sale of shares	139,860,450	$1,392,541,705	91,126,186	$885,130,238
Issued in connection with the reinvestment of distributions	8,098,437	80,350,410	5,330,069	51,308,393
Redeemed	(75,307,409)	(748,958,624)	(82,293,573)	(787,078,370)

Net change	72,651,478	$723,933,491	14,162,682	$149,360,261

Increase (decrease) from capital share transactions	82,768,549	$824,626,113	14,865,457	$160,833,250

(a)	From commencement of Class operations on March 31, 2017 through November 30, 2017.

47  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust II and Shareholders of Loomis Sayles Senior Floating Rate and Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Senior Floating Rate and Fixed Income Fund, a series of Natixis Funds Trust II (the “Fund”) as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2018

|  48

2017 U.S. Tax Distribution Information to Shareholders (Unaudited)

Qualified Dividend Income.  For the fiscal year ended November 30, 2017, the Senior Floating Rate and Fixed Income Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV.

49  |

Additional Information

Special Meeting of Shareholders. (Unaudited)

A special meeting of shareholders of the Trust was held on December 4, 2017 to consider a proposal to elect thirteen Trustees to the Board of Trustees. The proposal was approved by shareholders of the Trust. The results of the shareholder vote were as follows:

Natixis	Funds Trust II

Nominee	Voted “FOR”*	Withheld*
Kevin P. Charleston	869,803,137.844	5,278,477.797
Kenneth A. Drucker	869,573,100.272	5,508,515.369
Edmond J. English	869,760,094.572	5,321,521.069
David L. Giunta	869,722,105.493	5,359,510.148
Richard A. Goglia	869,845,876.582	5,235,739.059
Wendell J. Knox	869,633,400.572	5,448,215.069
Martin T. Meehan	869,982,234.293	5,099,381.348
Maureen B. Mitchell	869,672,122.531	5,409,493.110
Sandra O. Moose**	868,954,166.321	6,127,449.320
James P. Palermo	870,130,688.893	4,950,926.748
Erik R. Sirri	869,769,012.873	5,312,602.768
Peter J. Smail	869,714,774.773	5,366,840.868
Cynthia L. Walker	869,589,551.601	5,492,064.040

*	Trust-wide voting results.

**	Ms. Moose retired as a Trustee effective January 1, 2018.

|  50

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	54 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	54 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	54 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell[3] (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 None	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	54 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[4] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	54 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.	54 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

[4]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. As of November 30, 2017, the members of the audit committee were Mr. Edmond J. English, Mr. Richard A. Goglia, Mr. Erik R. Sirri and Ms. Cynthia L. Walker. All of these individuals have been designated as “audit committee financial experts” by the Board of Trustees. In addition, Mr. Martin T. Meehan joined the Audit Committee on January 1, 2018. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning; and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	12/1/15-11/30/16	12/1/16-11/30/17	12/1/15-11/30/16	12/1/16-11/30/17	12/1/15-11/30/16	12/1/16-11/30/17	12/1/15-11/30/16	12/1/16-11/30/17
Natixis Funds Trust II - Loomis Sayles Dividend Income Fund, Loomis Sayles Global Growth Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund	$193,194	$186,852	$306	$515	$45,878	$31,639	$—	$—

1.	Audit-related fees consist of:

2016 & 2017 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2016 & 2017 – review of Registrant’s tax returns

Aggregate fees billed to the Registrant for non-audit services during 2016 and 2017 were $46,184 and $32,154 respectively.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. (“Loomis”), Natixis Advisors, L.P. (“Natixis”) and entities controlling, controlled by or under common control with Loomis and Natixis (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	12/1/15-11/30/16	12/1/16-11/30/17	12/1/15-11/30/16	12/1/16-11/30/17	12/1/15-11/30/16	12/1/16-11/30/17
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Natixis and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	12/1/15-11/30/16	12/1/16-11/30/17
Control Affiliates	$119,934	$85,081

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).
(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.
(a)	(3)	Not applicable.
(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 22, 2018

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	January 22, 2018